Exhibit 99.1

Supplemental Operating and Financial Data

for the Quarter Ended December 31, 2011

Boston Properties, Inc.

Fourth Quarter 2011

This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “will” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Boston Properties’ control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the uncertainties of investing in new markets, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effectiveness of our interest rate hedging programs, the effects of local economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Boston Properties, Inc.

Fourth Quarter 2011

COMPANY PROFILE

The Company

Boston Properties, Inc. (the “Company”), a self-administered and self-managed real estate investment trust (REIT), is one of the largest owners, managers, and developers of first-class office properties in the United States, with a significant presence in five markets: Boston, New York, Princeton, San Francisco, and Washington, DC. The Company was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde in Boston, where it maintains its headquarters. Boston Properties became a public company in June 1997. The Company acquires, develops, and manages its properties through full-service regional offices. Its property portfolio is comprised primarily of first-class office space, one hotel, three residential properties and three retail properties. Boston Properties is well-known for its in-house building management expertise and responsiveness to tenants’ needs. The Company holds a superior track record in developing premium Central Business District (CBD) office buildings, suburban office centers and build-to-suit projects for the U.S. government and a diverse array of creditworthy tenants.

Management

Boston Properties’ senior management team is among the most respected and accomplished in the REIT industry. Our deep and talented team of thirty-four individuals averages twenty-six years of real estate experience and seventeen years with Boston Properties. We believe that our size, management depth, financial strength, reputation, and relationships of key personnel provide a competitive advantage to realize growth through property development and acquisitions. Boston Properties benefits from the reputation and relationships of key personnel, including Mortimer B. Zuckerman, Chairman of the Board of Directors and Chief Executive Officer; Douglas T. Linde, President; E. Mitchell Norville, Executive Vice President, Chief Operating Officer; Raymond A. Ritchey, Executive Vice President, National Director of Acquisitions and Development; and Michael E. LaBelle, Senior Vice President, Chief Financial Officer. Our senior management team’s national reputation helps us attract business and investment opportunities. In addition, our other senior officers that serve as Regional Managers have strong reputations that assist in identifying and closing on new opportunities, having opportunities brought to us, and in negotiating with tenants and build-to-suit prospects. Additionally, Boston Properties’ Board of Directors consists of ten distinguished members, the majority of whom serve as Independent Directors.

Strategy

Boston Properties’ primary business objective is to maximize return on investment in an effort to provide its stockholders with the greatest possible total return. To achieve this objective, the Company maintains a consistent strategy that includes the following:

•

concentrating on carefully selected markets characterized by high barriers to the creation of new supply and strong real estate fundamentals where tenants have demonstrated a preference for high-quality office buildings and other facilities;

•	selectively acquiring assets which increase its penetration in these select markets;

•	taking on complex, technically-challenging projects that leverage the skills of its management team to successfully develop, acquire, and reposition properties;

•	exploring joint-venture opportunities with partners who seek to benefit from the Company’s depth of development and management expertise;

•	pursuing the sale of properties (on a selective basis) to take advantage of its value creation and the demand for its premier properties; and

•	continuing to enhance the Company’s balanced capital structure through its access to a variety of capital sources.

Snapshot

(as of December 31, 2011)

Corporate Headquarters	Boston, Massachusetts
Markets	Boston, New York, Princeton, San Francisco and Washington, DC
Fiscal Year-End	December 31
Total Properties (includes unconsolidated joint ventures, other than the Value-Added Fund)	153
Total Square Feet (includes unconsolidated joint ventures, other than the Value-Added Fund, and structured parking)	57.3 million
Common Shares and Units Outstanding (as converted, but excluding outperformance plan units)	167.7 million
Dividend - Quarter/Annualized	$0.55/$2.20
Dividend Yield	2.21%
Total Combined Market Capitalization	$26.8 billion
Senior Debt Ratings	Baa2 (Moody’s); BBB (Fitch); A- (S&P)

Boston Properties, Inc.

Fourth Quarter 2011

INVESTOR INFORMATION

Board of Directors		Management
Mortimer B. Zuckerman Chairman of the Board and Chief Executive Officer	Dr. Jacob A. Frenkel Director	E. Mitchell Norville Executive Vice President, Chief Operating Officer	Robert E. Pester Senior Vice President and Regional Manager of San Francisco

Douglas T. Linde	Matthew J. Lustig	Raymond A. Ritchey	Robert E. Selsam
President and Director	Director	Executive Vice President, National Director of Acquisitions & Development	Senior Vice President and Regional Manager of New York

Lawrence S. Bacow Director	Alan J. Patricof Director, Chair of Audit Committee	Michael E. LaBelle Senior Vice President, Chief Financial Officer	Frank D. Burt Senior Vice President, General Counsel

Zoë Baird Budinger Director, Chair of Nominating & Corporate Governance Committee	Martin Turchin Director	Peter D. Johnston Senior Vice President and Regional Manager of Washington, DC	Michael R. Walsh Senior Vice President, Finance

Carol B. Einiger Director	David A. Twardock Director, Chair of Compensation Committee	Bryan J. Koop Senior Vice President and Regional Manager of Boston	Arthur S. Flashman Vice President, Controller

Mitchell S. Landis Senior Vice President and Regional Manager of Princeton

Company Information

Corporate Headquarters	Trading Symbol	Investor Relations	Inquires
800 Boylston Street Suite 1900 Boston, MA 02199 (t) 617.236.3300 (f) 617.236.3311	BXP Stock Exchange Listing New York Stock Exchange	Boston Properties, Inc. 800 Boylston Street, Suite 1900 Boston, MA 02199 (t) 617.236.3322 (f) 617.236.3311 www.bostonproperties.com	Inquiries should be directed to Michael Walsh, Senior Vice President, Finance at 617.236.3410 or mwalsh@bostonproperties.com Arista Joyner, Investor Relations Manager at 617.236.3343 or
ajoyner@bostonproperties.com

Common Stock Data (NYSE: BXP)

Boston Properties’ common stock has the following characteristics (based on information reported by the New York Stock Exchange):

	Q4 2011	Q3 2011	Q2 2011	Q1 2011	Q4 2010

High Closing Price	$101.59	$112.36	$108.35	$95.92	$90.73
Low Closing Price	$84.72	$89.10	$93.91	$84.66	$81.56
Average Closing Price	$94.31	$102.48	$102.20	$92.04	$85.68
Closing Price, at the end of the quarter	$99.60	$89.10	$106.16	$94.85	$86.10
Dividends per share - annualized	$2.20	$2.00	$2.00	$2.00	$2.00
Closing dividend yield - annualized	2.21%	2.24%	1.88%	2.11%	2.32%
Closing common shares outstanding, plus common, preferred and LTIP units on an as-converted basis (but excluding outperformance plan units) (thousands) (1)	167,733	167,729	167,281	166,567	162,555
Closing market value of outstanding shares and units (thousands)	$16,706,207	$14,944,654	$17,758,551	$15,798,880	$13,995,986

(1)	For additional detail, see page 12.

Timing

Quarterly results for the remainder of 2012 will be announced according to the following schedule:

First Quarter 2012	Tentatively May 1, 2012
Second Quarter 2012	Tentatively July 31, 2012
Third Quarter 2012	Tentatively October 23, 2012
Fourth Quarter 2012	Tentatively January 29, 2013

Boston Properties, Inc.

Fourth Quarter 2011

RESEARCH COVERAGE

Equity Research Coverage		Debt Research Coverage	Rating Agencies

John Eade Argus Research Company 212.427.7500	Omotayo Okusanya Jefferies & Co. 212.336.7076	Tom Truxillo Bank of America Merrill Lynch 980.386.5212	George Hoglund Fitch Ratings 212.908.9149

Jeffrey Spector / Jamie Feldman Bank of America Merrill Lynch 212.449.6329 / 212.449.6339	Mitch Germain JMP Securities 212.906.3546	Thomas Cook Citi Investment Research 212.723.1112	Karen Nickerson Moody’s Investors Service 212.553.4924

Ross Smotrich / Michael Lewis Barclays Capital 212.526.2306 / 212.526.3098	Anthony Paolone / Joseph Dazio J.P. Morgan Securities 212.622.6682 / 212.622.6416	John Giordano Credit Suisse Securities 212.538.4935	Susan Madison Standard & Poor’s 212.438.4516

Michael Bilerman / Joshua Attie Citigroup Global Markets 212.816.1383 / 212.816.1685	Sheila McGrath / Kristin Brown Keefe, Bruyette & Woods 212.887.7793 / 212.887.7738	Mark Streeter J.P. Morgan Securities 212.834.5086

James Sullivan / Stephen Boyd Cowen and Company 646.562.1380 / 646.562.1382	Jordan Sadler / Craig Mailman KeyBanc Capital Markets 917.368.2280 / 917.368.2316	Thierry Perrein / Jason Jones Wells Fargo 704.715.8455 / 704.715.7932

Andrew Rosivach Credit Suisse 415.249.7942	Robert Stevenson Macquarie Research 212.857.6168

John Perry / Vin Chao Deutsche Bank Securities 212.250.4912 / 212.250.6799	Paul Morgan / Chris Caton Morgan Stanley 415.576.2627 / 415.576.2637

Jay Habermann / Sloan Bohlen Goldman Sachs & Company 917.343.4260 / 212.902.2796	David Rodgers / Mike Carroll RBC Capital Markets 440.715.2647 / 440.715.2649

Michael Knott / Rob Ferguson Green Street Advisors 949.640.8780 / 949.640.8780	Alexander Goldfarb / James Milam Sandler O’Neill & Partners 212.466.7937 / 212.466.8066

David Harris Imperial Capital 212.351.9429	John Guinee / Erin Aslakson Stifel, Nicolaus & Company 443.224.1307 / 443.224.1350

Steve Sakwa / George Auerbach ISI Group 212.446.9462 / 212.446.9459	Ross Nussbaum UBS Securities 212.713.2484

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding Boston Properties’ performance made by the analysts listed above do not represent the opinions, estimates or forecasts of Boston Properties or its management. Boston Properties does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Boston Properties, Inc.

Fourth Quarter 2011

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

This section includes non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the non-GAAP financial measures presented and the most directly comparable GAAP financial measures are shown on pages 9-11. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations can be found on pages 50-52.

	Three Months Ended
	31-Dec-11	30-Sep-11	30-Jun-11	31-Mar-11	31-Dec-10
Selected Items:

Revenue	$452,787	$452,413	$436,451	$417,875	$392,482
Straight-line rent (1)	$21,404	$23,075	$24,571	$21,073	$20,082
Fair value lease revenue (1) (2)	$19,756	$19,955	$20,537	$20,761	$18,875
Revenue from residential units	$2,440	$1,515	$221	$—	$—
Company share of funds from operations from unconsolidated joint ventures	$36,138	$36,960	$35,562	$35,041	$35,468
Lease termination fees (included in revenue) (1)	$7,168	$8,976	$231	$2,003	$2,210
Ground rent expense (3)	$4,897	$4,686	$2,405	$982	$615
ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment	$9,815	$9,813	$9,657	$9,505	$9,486
Capitalized interest	$12,188	$13,004	$11,958	$11,239	$14,569
Capitalized wages	$2,856	$2,710	$2,876	$2,559	$3,114
Operating Margins [(rental revenue - rental expense)/rental revenue] (4)	66.3%	66.6%	67.5%	67.0%	68.4%
Losses from early extinguishments of debt (5)	$1,494	$—	$—	$—	$81,662
Net income (loss) attributable to Boston Properties, Inc.	$101,644	$70,542	$60,214	$40,813	$(12,903)
Funds from operations (FFO) attributable to Boston Properties, Inc.	$179,298	$190,274	$181,569	$159,980	$89,878
FFO per share - diluted	$1.21	$1.28	$1.23	$1.12	$0.64
Net income (loss) attributable to Boston Properties, Inc. per share - basic	$0.69	$0.48	$0.41	$0.29	$(0.09)
Net income (loss) attributable to Boston Properties, Inc. per share - diluted	$0.69	$0.48	$0.41	$0.29	$(0.09)
Dividends per common share	$0.55	$0.50	$0.50	$0.50	$0.50
Funds available for distribution to common shareholders and common unitholders (FAD) (6)	$103,460	$162,496	$156,895	$127,782	$133,472

Ratios:

Interest Coverage Ratio (excluding capitalized interest) - cash basis (7)	2.99	3.29	3.16	2.90	3.05
Interest Coverage Ratio (including capitalized interest) - cash basis (7)	2.64	2.85	2.77	2.57	2.58
FFO Payout Ratio (8)	45.45%	39.06%	40.65%	44.64%	78.13%
FAD Payout Ratio (9)	88.41%	51.17%	52.84%	64.65%	60.39%

	31-Dec-11	30-Sep-11	30-Jun-11	31-Mar-11	31-Dec-10
Capitalization:

Common Stock Price @ Quarter End	$99.60	$89.10	$106.16	$94.85	$86.10
Equity Value @ Quarter End	$16,706,207	$14,944,654	$17,758,551	$15,798,880	$13,995,986
Total Consolidated Debt	$8,704,138	$7,950,363	$7,941,643	$7,937,264	$7,786,001
Total Consolidated Market Capitalization	$25,410,345	$22,895,017	$25,700,194	$23,736,144	$21,781,987
Total Consolidated Debt/Total Consolidated Market Capitalization (10)	34.25%	34.73%	30.90%	33.44%	35.75%

BXP’s Share of Joint Venture Debt	$1,433,687	$1,532,963	$1,534,029	$1,542,952	$1,543,960
Total Combined Debt	$10,137,825	$9,483,326	$9,475,672	$9,480,216	$9,329,961
Total Combined Market Capitalization (11)	$26,844,032	$24,427,980	$27,234,223	$25,279,096	$23,325,947
Total Combined Debt/Total Combined Market Capitalization (11) (12)	37.77%	38.82%	34.79%	37.50%	40.00%

(1)	Includes the Company’s share of unconsolidated joint venture amounts. For additional detail, see page 17.
(2)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(3)	Includes non-cash straight-line adjustment to ground rent. See page 11 for the straight-line adjustment to the ground rent expense.
(4)	Rental Expense consists of operating expenses, real estate taxes and ground rent expense. Amounts are exclusive of the gross up of reimbursable electricity and other amounts totaling $12,084, $13,838, $12,859, $9,704 and $10,404 for the three months ended December 31, 2011, September 30, 2011, June 30, 2011, March 31, 2011 and December 31, 2010, respectively.
(5)	During the three months ended December 31, 2011, the Company recognized losses from early extinguishments of debt aggregating approximately $1.5 million consisting of (1) approximately $0.6 million related to the repurchase of $50.0 million aggregate principal amount of the Company’s Operating Partnership’s 2.875% exchangeable senior notes due 2037, (2) approximately $0.5 million related to the repayment of the Company’s Reservoir Place mortgage loan and (3) approximately $0.4 million related to the termination of the Company’s Atlantic Wharf construction loan facility. During the three months ended December 31, 2010, the Company’s Operating Partnership repurchased $50.0 million aggregate principal amount of its 2.875% exchangeable senior notes due 2037 for approximately $51.1 million. The repurchased notes had an aggregate carrying value of approximately $48.4 million, resulting in the recognition of a loss on early extinguishment of approximately $2.3 million. During the three months ended December 31, 2010, the Company’s Operating Partnership redeemed $700.0 million aggregate principal amount of its 6.25% senior notes due 2013 for approximately $793.1 million, including accrued interest of approximately $17.9 million, resulting in the recognition of a loss on early extinguishment of approximately $79.3 million.
(6)	For a quantitative reconciliation of the differences between FAD and FFO, see page 11.
(7)	For additional detail, see page 11.
(8)	FFO Payout Ratio is defined as dividends per share to common shareholders divided by FFO per share.
(9)	FAD Payout Ratio is defined as distributions to common shareholders and unitholders divided by FAD.
(10)	For disclosures related to our definition of Total Consolidated Debt to Total Consolidated Market Capitalization Ratio, see page 50.
(11)	For additional detail, see page 12.
(12)	For disclosures related to our definition of Total Combined Debt to Total Combined Market Capitalization Ratio, see page 50.

Boston Properties, Inc.

Fourth Quarter 2011

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	31-Dec-11	30-Sep-11	30-Jun-11	31-Mar-11	31-Dec-10
ASSETS
Real estate	$12,303,965	$12,031,660	$11,786,353	$11,567,294	$10,933,977
Construction in progress (1)	818,685	899,302	982,318	681,342	1,073,402
Land held for future development	266,822	266,834	284,115	759,786	757,556
Less accumulated depreciation	(2,642,986)	(2,558,620)	(2,468,165)	(2,411,378)	(2,323,818)

Total real estate	10,746,486	10,639,176	10,584,621	10,597,044	10,441,117
Cash and cash equivalents (2)	1,823,208	1,063,024	780,584	747,305	478,948
Cash held in escrows (2)	40,332	36,759	302,439	305,692	308,031
Marketable securities	9,548	9,312	9,975	9,800	8,732
Tenant and other receivables, net	79,838	47,554	44,470	54,740	60,813
Related party notes receivable (3)	280,442	276,375	276,375	270,000	270,000
Interest receivable from related party notes receivable (3)	89,854	84,782	79,884	75,280	69,005
Accrued rental income, net	522,675	508,838	491,878	463,117	442,683
Deferred charges, net	445,403	441,700	449,014	449,076	436,019
Prepaid expenses and other assets	75,458	102,812	92,470	100,897	65,663
Investments in unconsolidated joint ventures	669,722	770,466	772,502	762,522	767,252

Total assets	$14,782,966	$13,980,798	$13,884,212	$13,835,473	$13,348,263

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable (2)	$3,123,267	$3,179,034	$3,181,469	$3,188,025	$3,047,586
Unsecured senior notes, net of discount	3,865,186	3,016,986	3,016,837	3,016,743	3,016,598
Unsecured exchangeable senior notes, net of discount	1,715,685	1,754,343	1,743,337	1,732,496	1,721,817
Unsecured line of credit	—	—	—	—	—
Accounts payable and accrued expenses (4)	155,139	143,694	145,811	145,362	161,592
Dividends and distributions payable	91,901	83,584	83,369	83,019	81,031
Accrued interest payable	69,105	89,555	62,046	88,070	62,327
Other liabilities (4)	293,515	273,789	259,148	236,647	237,467

Total liabilities	9,313,798	8,540,985	8,492,017	8,490,362	8,328,418

Commitments and contingencies	—	—	—	—	—

Noncontrolling interest:
Redeemable preferred units of the Operating Partnership	55,652	55,652	55,652	55,652	55,652

Equity:
Stockholders’ equity attributable to Boston Properties, Inc.:
Excess stock, $.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Preferred stock, $.01 par value, 50,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Common stock, $.01 par value, 250,000,000 shares authorized, 148,107,611, 147,627,247, 146,387,021, 145,058,429 and 140,199,105 outstanding, respectively	1,481	1,476	1,464	1,451	1,402
Additional paid-in capital	4,936,457	4,916,440	4,846,003	4,771,659	4,417,162
Dividends in excess of earnings	(53,080)	(72,941)	(69,537)	(56,479)	(24,763)
Treasury common stock, at cost	(2,722)	(2,722)	(2,722)	(2,722)	(2,722)
Accumulated other comprehensive loss	(16,138)	(16,717)	(17,294)	(17,867)	(18,436)

Total stockholders’ equity attributable to Boston Properties, Inc.	4,865,998	4,825,536	4,757,914	4,696,042	4,372,643

Noncontrolling interests:
Common units of the Operating Partnership	548,581	559,621	579,211	594,002	592,164
Property partnerships	(1,063)	(996)	(582)	(585)	(614)

Total equity	5,413,516	5,384,161	5,336,543	5,289,459	4,964,193

Total liabilities and equity	$14,782,966	$13,980,798	$13,884,212	$13,835,473	$13,348,263

(1)	Represents the portion of the Company’s consolidated development projects which qualify for interest capitalization.
(2)	On September 24, 2010, in connection with the acquisition of 510 Madison Avenue in New York City, the Company caused the assignment of the existing mortgage to a new lender and subsequently increased the amount borrowed to $267.5 million. This amount was fully secured by cash deposits included within the caption “Cash held in escrows.” On August 19, 2011, the mortgage loan was refinanced and the cash deposit was released to the Company.
(3)	The notes receivable consist of (1) a partner loan from the Company to the unconsolidated joint venture entity that owns the General Motors Building totaling $270.0 million and (2) two loans from the Company to the Company’s Value-Added Fund in maximum amounts aggregating $18.0 million, of which an aggregate amount of approximately $10.4 million has been advanced as of December 31, 2011. The unconsolidated entities have corresponding notes payable to the Company, see pages 17 and 18.
(4)	Certain prior period amounts have been reclassified to conform to the current period presentation.

Boston Properties, Inc.

Fourth Quarter 2011

CONSOLIDATED INCOME STATEMENTS

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	31-Dec-11	30-Sep-11	30-Jun-11	31-Mar-11	31-Dec-10
Revenue
Rental
Base Rent	$358,466	$360,595	$348,474	$339,535	$312,899
Recoveries from tenants	52,726	53,899	48,874	45,896	45,189
Parking and other	21,234	21,694	21,101	19,068	16,920

Total rental revenue	432,426	436,188	418,449	404,499	375,008
Hotel revenue	11,632	8,045	8,904	5,948	10,510
Development and management services	8,729	8,180	9,098	7,428	6,964

Total revenue	452,787	452,413	436,451	417,875	392,482

Expenses
Operating	88,382	90,130	82,981	79,208	70,807
Real estate taxes	65,764	64,855	61,894	60,763	54,577
Hotel operating	8,076	6,032	6,281	5,739	7,602
General and administrative (1) (2)	19,390	17,340	20,069	24,643	17,121
Acquisition costs	19	51	13	72	721
Depreciation and amortization	109,181	109,495	111,080	109,428	92,763

Total expenses	290,812	287,903	282,318	279,853	243,591

Operating income	161,975	164,510	154,133	138,022	148,891
Other income (expense)
Income from unconsolidated joint ventures (3)	57,712	11,326	8,882	7,976	9,834
Interest and other income	1,179	1,252	1,953	974	1,691
Gains (losses) from investments in securities (1)	38	(860)	6	373	682
Interest expense (4) (5)	(103,967)	(95,777)	(95,236)	(99,151)	(92,192)
Losses from early extinguishments of debt (6)	(1,494)	—	—	—	(81,662)

Net income (loss)	115,443	80,451	69,738	48,194	(12,756)
Net income (loss) attributable to noncontrolling interests
Noncontrolling interest in property partnership	(440)	(86)	(503)	(529)	(907)
Noncontrolling interest - redeemable preferred units of the Operating Partnership	(842)	(832)	(842)	(823)	(795)
Noncontrolling interest - common units of the Operating Partnership (7)	(12,517)	(8,991)	(8,179)	(6,029)	1,555

Net income (loss) attributable to Boston Properties, Inc.	$101,644	$70,542	$60,214	$40,813	$(12,903)

INCOME (LOSS) PER SHARE OF COMMON STOCK (EPS)

Net income (loss) attributable to Boston Properties, Inc. per share - basic	$0.69	$0.48	$0.41	$0.29	$(0.09)

Net income (loss) attributable to Boston Properties, Inc. per share - diluted	$0.69	$0.48	$0.41	$0.29	$(0.09)

(1)	Gains (losses) from investments in securities includes $38, $(860), $6, $373 and $682 and general and administrative expense includes $(38), $757, $(23), $(425) and $(636) for the three months ended December 31, 2011, September 30, 2011, June 30, 2011, March 31, 2011 and December 31, 2010, respectively, related to the Company’s deferred compensation plan.
(2)	For the three months ended March 31, 2011, general and administrative expense includes approximately $4.3 million consisting of the acceleration of the remaining unrecognized compensation expense associated with the conclusion of the three-year measurement period of the Company’s 2008 OPP Awards. The 2008 OPP Awards were not earned and therefore the program was terminated.
(3)	For the three months ended December 31, 2011, income from unconsolidated joint ventures includes the gain on sale of Two Grand Central Tower totaling approximately $46.2 million (see page 47).
(4)	Interest expense is reported net of capitalized interest of $12,188, $13,004, $11,958, $11,239 and $14,569 for the three months ended December 31, 2011, September 30, 2011, June 30, 2011, March 31, 2011 and December 31, 2010, respectively.
(5)	Includes additional non-cash interest expense related to the adoption of ASC 470-20 (formerly known as FSP No. APB 14-1). For additional detail, see page 12.
(6)	During the three months ended December 31, 2011, the Company recognized losses from early extinguishments of debt aggregating approximately $1.5 million consisting of (1) approximately $0.6 million related to the repurchase of $50.0 million aggregate principal amount of the Company’s Operating Partnership’s 2.875% exchangeable senior notes due 2037, (2) approximately $0.5 million related to the repayment of the Company’s Reservoir Place mortgage loan and (3) approximately $0.4 million related to the termination of the Company’s Atlantic Wharf construction loan facility. During the three months ended December 31, 2010, the Company’s Operating Partnership repurchased $50.0 million aggregate principal amount of its 2.875% exchangeable senior notes due 2037 for approximately $51.1 million. The repurchased notes had an aggregate carrying value of approximately $48.4 million, resulting in the recognition of a loss on early extinguishment of approximately $2.3 million. During the three months ended December 31, 2010, the Company’s Operating Partnership redeemed $700.0 million aggregate principal amount of its 6.25% senior notes due 2013 for approximately $793.1 million, including accrued interest of approximately $17.9 million, resulting in the recognition of a loss on early extinguishment of approximately $79.3 million.
(7)	Equals noncontrolling interest - common units of the Operating Partnership’s share of 10.77%, 11.02%, 11.61%, 12.33% and 12.54% of income before net income attributable to noncontrolling interests in Operating Partnership after deduction for preferred distributions for the three months ended December 31, 2011, September 30, 2011, June 30, 2011, March 31, 2011 and December 31, 2010, respectively.

Boston Properties, Inc.

Fourth Quarter 2011

FUNDS FROM OPERATIONS (FFO)

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	31-Dec-11	30-Sep-11	30-Jun-11	31-Mar-11	31-Dec-10

Net income (loss) attributable to Boston Properties, Inc.	$101,644	$70,542	$60,214	$40,813	$(12,903)
Add:
Noncontrolling interest - common units of the Operating Partnership	12,517	8,991	8,179	6,029	(1,555)
Noncontrolling interest - redeemable preferred units of the Operating Partnership	842	832	842	823	795
Noncontrolling interests in property partnerships	440	86	503	529	907

Net income (loss)	115,443	80,451	69,738	48,194	(12,756)
Add:
Real estate depreciation and amortization (1)	133,415	134,777	137,495	136,104	118,573
Less:
Gains on sales of real estate included within income from unconsolidated joint ventures (2)	46,166	—	—	—	572
Noncontrolling interests in property partnerships’ share of funds from operations	904	549	966	993	1,686
Noncontrolling interest - redeemable preferred units of the Operating Partnership	842	832	842	823	795

Funds from operations (FFO) attributable to the Operating Partnership	200,946	213,847	205,425	182,482	102,764
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of funds from operations	21,648	23,573	23,856	22,502	12,886

FFO attributable to Boston Properties, Inc. (3)	$179,298	$190,274	$181,569	$159,980	$89,878

FFO per share - basic	$1.21	$1.29	$1.24	$1.13	$0.64

Weighted average shares outstanding - basic	147,732	147,006	145,864	142,095	140,105

FFO per share - diluted	$1.21	$1.28	$1.23	$1.12	$0.64

Weighted average shares outstanding - diluted	149,435	149,083	148,156	143,965	142,059

(1)	Real estate depreciation and amortization consists of depreciation and amortization from the consolidated statements of operations of $109,181, $109,495, $111,080, $109,428 and $92,763, and our share of unconsolidated joint venture real estate depreciation and amortization of $24,592, $25,633, $26,680, $27,065 and $26,206 less corporate related depreciation of $358, $351, $265, $389 and $396 for the three months ended December 31, 2011, September 30, 2011, June 30, 2011, March 31, 2011 and December 31, 2010, respectively.
(2)	For the three months ended December 31, 2011, consists of the gain on sale of Two Grand Central Tower (see page 47) included within income from unconsolidated joint ventures in the Company’s consolidated statements of operations. For the three months ended December 31, 2010, consists of the gain on sale of real estate from the sale of the Company’s 5.00% equity interest in the unconsolidated joint venture entity that owns the retail portion of the Wisconsin Place mixed-use property included within income from unconsolidated joint ventures in the Company’s consolidated statements of operations.
(3)	Based on weighted average basic shares for the quarter. The Company’s share for the quarter ended December 31, 2011, September 30, 2011, June 30, 2011, March 31, 2011 and December 31, 2010 was 89.23%, 88.98%, 88.39%, 87.67% and 87.46%, respectively.

Boston Properties, Inc.

Fourth Quarter 2011

RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS

(in thousands, except for per share amounts)

(unaudited)

	December 31, 2011		September 30, 2011		June 30, 2011		March 31, 2011		December 31, 2010
	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)

Basic FFO	$200,946	165,569	$213,847	165,219	$205,425	165,029	$182,482	162,082	$102,764	160,191
Effect of Dilutive Securities
Convertible Preferred Units	842	1,461	832	1,461	842	1,461	823	1,461	795	1,461
Stock based compensation and exchangeable notes	—	242	—	616	—	831	—	409	—	493

Diluted FFO	$201,788	167,272	$214,679	167,296	$206,267	167,321	$183,305	163,952	$103,559	162,145

Less:
Noncontrolling interest - common units of the Operating Partnership’s share of diluted funds from operations	21,517	17,837	23,371	18,213	23,625	19,165	22,346	19,987	12,829	20,086

Company’s share of diluted FFO (1)	$180,271	149,435	$191,308	149,083	$182,642	148,156	$160,959	143,965	$90,730	142,059

FFO per share - basic	$1.21		$1.29		$1.24		$1.13		$0.64

FFO per share - diluted	$1.21		$1.28		$1.23		$1.12		$0.64

(1)	Based on weighted average diluted shares for the quarter. The Company’s share for the quarter ended December 31, 2011, September 30, 2011, June 30, 2011, March 31, 2011 and December 31, 2010 was 89.34%, 89.11%, 88.55%, 87.81% and 87.61%, respectively.

Boston Properties, Inc.

Fourth Quarter 2011

Funds Available for Distribution (FAD)

(in thousands)

	Three Months Ended
	31-Dec-11	30-Sep-11	30-Jun-11	31-Mar-11	31-Dec-10
Basic FFO (see page 9)	$200,946	$213,847	$205,425	$182,482	$102,764
2nd generation tenant improvements and leasing commissions	(60,564)	(18,158)	(16,639)	(33,881)	(23,095)
Straight-line rent (1)	(21,404)	(23,075)	(24,571)	(21,073)	(20,082)
Recurring capital expenditures	(18,299)	(7,120)	(2,785)	(1,130)	(7,878)
Fair value interest adjustment (1)	(80)	(97)	(208)	45	1,394
ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment	9,815	9,813	9,657	9,505	9,486
Fair value lease revenue (1) (2)	(19,756)	(19,955)	(20,537)	(20,761)	(18,875)
Hotel improvements, equipment upgrades and replacements	(799)	(1,239)	(1,478)	(494)	(1,542)
Straight-line ground rent expense adjustment	1,788	1,687	682	—	—
Non real estate depreciation	358	351	265	389	396
Stock-based compensation (3)	5,970	5,937	5,909	11,856	6,127
Losses from early extinguishments of debt	1,494	—	—	—	81,662
Non-cash termination income (including fair value lease amounts)	(573)	(335)	—	—	—
Partners’ share of joint venture 2nd generation tenant improvement and leasing commissions	4,564	840	1,175	844	3,115

Funds available for distribution to common shareholders and common unitholders (FAD)	$103,460	$162,496	$156,895	$127,782	$133,472

Interest Coverage Ratios

(in thousands, except for ratio amounts)

	Three Months Ended
	31-Dec-11	30-Sep-11	30-Jun-11	31-Mar-11	31-Dec-10
Excluding Capitalized Interest
Net income (loss)	$115,443	$80,451	$69,738	$48,194	$(12,756)
Interest expense	103,967	95,777	95,236	99,151	92,192
Depreciation and amortization expense	109,181	109,495	111,080	109,428	92,763
Depreciation and amortization expense from unconsolidated joint ventures	24,592	25,633	26,680	27,065	26,206
Gains on sales of real estate included within income from unconsolidated joint ventures	(46,166)	—	—	—	(572)
Losses from early extinguishments of debt	1,494	—	—	—	81,662
Non-cash termination income (including fair value lease amounts)	(573)	(335)	—	—	—
Stock-based compensation	5,970	5,937	5,909	11,856	6,127
Straight-line ground rent expense adjustment	1,788	1,687	682	—	—
Straight-line rent (1)	(21,404)	(23,075)	(24,571)	(21,073)	(20,082)
Fair value lease revenue (1) (2)	(19,756)	(19,955)	(20,537)	(20,761)	(18,875)

Subtotal	274,536	275,615	264,217	253,860	246,665
Divided by:

Adjusted interest expense (4) (5)	91,929	83,678	83,495	87,598	80,855

Interest Coverage Ratio	2.99	3.29	3.16	2.90	3.05

Including Capitalized Interest
Net income (loss)	$115,443	$80,451	$69,738	$48,194	$(12,756)
Interest expense	103,967	95,777	95,236	99,151	92,192
Depreciation and amortization expense	109,181	109,495	111,080	109,428	92,763
Depreciation and amortization expense from unconsolidated joint ventures	24,592	25,633	26,680	27,065	26,206
Gains on sales of real estate included within income from unconsolidated joint ventures	(46,166)	—	—	—	(572)
Losses from early extinguishments of debt	1,494	—	—	—	81,662
Non-cash termination income (including fair value lease amounts)	(573)	(335)	—	—	—
Stock-based compensation	5,970	5,937	5,909	11,856	6,127
Straight-line ground rent expense adjustment	1,788	1,687	682	—	—
Straight-line rent (1)	(21,404)	(23,075)	(24,571)	(21,073)	(20,082)
Fair value lease revenue (1) (2)	(19,756)	(19,955)	(20,537)	(20,761)	(18,875)

Subtotal	274,536	275,615	264,217	253,860	246,665
Divided by:

Adjusted interest expense (4) (5) (6)	104,117	96,682	95,453	98,837	95,424

Interest Coverage Ratio	2.64	2.85	2.77	2.57	2.58

(1)	Includes the Company’s share of unconsolidated joint venture amounts.
(2)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(3)	For the three months ended March 31, 2011, stock-based compensation includes approximately $4.3 million consisting of the acceleration of the remaining unrecognized compensation expense associated with the conclusion of the three-year measurement period of the Company’s 2008 OPP Awards. The 2008 OPP Awards were not earned and therefore the program was terminated.
(4)	Excludes the impact of the ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment of $9,815, $9,813, $9,657, $9,505 and $9,486 for the three months ended December 31, 2011, September 30, 2011, June 30, 2011, March 31, 2011 and December 31, 2010, respectively.
(5)	Excludes amortization of financing costs of $2,223, $2,286, $2,084, $2,048 and $1,851 for the three months ended December 31, 2011, September 30, 2011, June 30, 2011, March 31, 2011 and December 31, 2010, respectively.
(6)	Includes capitalized interest of $12,188, $13,004, $11,958, $11,239 and $14,569 for the three months ended December 31, 2011, September 30, 2011, June 30, 2011, March 31, 2011 and December 31, 2010, respectively.

Boston Properties, Inc.

Fourth Quarter 2011

CAPITAL STRUCTURE

Consolidated Debt

(in thousands)

Aggregate Principal December 31, 2011
Mortgage Notes Payable	$3,099,473
Unsecured Line of Credit	—
Unsecured Senior Notes, at face value	3,875,000
Unsecured Exchangeable Senior Notes, at face value	1,773,694

Total Debt	8,748,167
Fair Value Adjustment on Mortgage Notes Payable	23,794
Discount on Unsecured Senior Notes	(9,814)
Discount on Unsecured Exchangeable Senior Notes	(3,462)
ASC 470-20 (formerly known as FSP APB 14-1) Adjustment (1)	(54,547)

Total Consolidated Debt	$8,704,138

Boston Properties Limited Partnership Unsecured Senior Notes

Settlement Date	11/10/2011		11/18/2010		4/19/2010		10/9/2009		5/22/2003		3/18/2003		1/17/2003		12/13/2002		Total/ Average
Original Principal Amount	$850,000		$850,000		$700,000		$700,000		$250,000		$300,000		$175,000		$750,000		$4,575,000
Principal Amount at Quarter End	$850,000		$850,000		$700,000		$700,000		$250,000		$300,000		$42,568		$182,432		$3,875,000
Yield (on issue date)	3.853%		4.289%		5.708%		5.967%		5.194%		5.693%		6.291%		6.381%		5.24%
Coupon	3.700%		4.125%		5.625%		5.875%		5.000%		5.625%		6.250%		6.250%		5.12%
Public Offering Price	99.767%		99.260%		99.891%		99.931%		99.329%		99.898%		99.763%		99.650%		99.68%
Ratings:
Moody’s	Baa2 (stable	)	Baa2 (stable	)	Baa2 (stable	)	Baa2 (stable	)	Baa2 (stable	)	Baa2 (stable	)	Baa2 (stable	)	Baa2 (stable	)
S&P	A- (stable	)	A- (stable	)	A- (stable	)	A- (stable	)	A- (stable	)	A- (stable	)	A- (stable	)	A- (stable	)
Fitch	BBB (stable	)	BBB (stable	)	BBB (stable	)	BBB (stable	)	BBB (stable	)	BBB (stable	)	BBB (stable	)	BBB (stable	)
Maturity Date	11/15/2018		5/15/2021		11/15/2020		10/15/2019		6/1/2015		4/15/2015		1/15/2013		1/15/2013
Discount	$1,950		$5,986		$699		$399		$582		$105		$13		$80		$9,814

Unsecured Senior Notes, net of discount	$848,050		$844,014		$699,301		$699,601		$249,418		$299,895		$42,555		$182,352		$3,865,186

Boston Properties Limited Partnership Unsecured Exchangeable Senior Notes

Settlement Date	8/19/2008	2/6/2007	4/6/2006	Total/ Average
Original Principal Amount	$747,500	$862,500	$450,000	$2,060,000
Principal Amount at Quarter End	$747,500	$576,194	$450,000	$1,773,694
Yield (on issue date)	4.037%	3.462%	3.787%	3.787%
GAAP Yield	6.555%	5.630%	5.958%	6.103%
Coupon	3.625%	2.875%	3.750%
Exchange Rate	8.5051	7.0430	10.0066
Exchange Price	$135.25 (2)	$141.98	$99.93
Diluted share impact for the current quarter	—	—	—	—
First Optional Redemption Date	N/A	2/20/2012 (3)	5/18/2013
Maturity Date	2/15/2014	2/15/2037	5/15/2036
Discount	$3,069	$393	$—	$3,462
ASC 470-20 (FSP APB 14-1) Adjustment (1)	$39,969	$1,553	$13,025	$54,547

Unsecured Senior Exchangeable Notes	$704,462	$574,248	$436,975	$1,715,685

Equity

(in thousands)

	Shares/ Units Outstanding as of 12/31/11	Common Stock Equivalents		Equivalent Value (4)
Common Stock	148,108	148,108	(5)	$14,751,557
Common Operating Partnership Units	18,164	18,164	(6)	$1,809,134
Series Two Preferred Operating Partnership Units	1,113	1,461		$145,516

Total Equity		167,733		$16,706,207

Total Consolidated Debt				$8,704,138

Total Consolidated Market Capitalization				$25,410,345

BXP’s share of Joint Venture Debt				$1,433,687	(7)
Total Combined Debt (8)				$10,137,825

Total Combined Market Capitalization (9)				$26,844,032

(1)	Represents the remaining debt discount which will be amortized over the period during which the exchangeable senior notes are expected to be outstanding (i.e., through the first optional redemption dates or, in the case of the exchangeable senior notes due 2014, the maturity date) as additional non-cash interest expense.
(2)	The initial exchange rate is 8.5051 shares per $1,000 principal amount of the notes (or an initial exchange price of approximately $117.58 per share of Boston Properties, Inc.’s common stock). In addition, the Company entered into capped call transactions with affiliates of certain of the initial purchasers, which are intended to reduce the potential dilution upon future exchange of the notes. The capped call transactions are expected to have the effect of increasing the effective exchange price to the Company of the notes from $117.58 to approximately $137.17 per share (subject to adjustments), representing an overall effective premium of approximately 40% over the closing price on August 13, 2008 of $97.98 per share of Boston Properties, Inc.’s common stock. The net cost of the capped call transactions was approximately $44.4 million. As of December 31, 2011, the exchange price was $135.25 per share.
(3)	On January 10, 2012, the Company announced that holders of the 2.875% Exchangeable Senior Notes due 2037 (the “Notes”) of its Operating Partnership have the right to surrender their Notes for purchase by the Operating Partnership (the “Put Right”) on February 15, 2012. The opportunity to exercise the Put Right will expire at 5:00 p.m., New York City time, on February 8, 2012. On January 10, 2012, the Company also announced that the Operating Partnership issued a notice of redemption to the holders of the Notes to redeem, on February 20, 2012 (the “Redemption Date”), all of the Notes outstanding on the Redemption Date. In connection with the redemption, holders of the Notes have the right to exchange their Notes prior to 5:00 p.m., New York City time, on February 16, 2012. Notes with respect to which the Put Right is not exercised (or with respect to which the Put Right is exercised and subsequently withdrawn prior to the withdrawal deadline) and that are not surrendered for exchange prior to 5:00 p.m., New York City time, on February 16, 2012, will be redeemed by the Operating Partnership on the Redemption Date at a redemption price equal to 100% of the principal amount of the Notes plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.
(4)	Values based on December 31, 2011 closing price of $99.60 per share of common stock.
(5)	Includes 99 shares of restricted stock.
(6)	Includes 1,601 long-term incentive plan units, but excludes 400 unvested outperformance plan units.
(7)	Excludes the Company’s share ($280,442) of partner loans made to unconsolidated joint ventures.
(8)	For disclosures relating to our definition of Total Combined Debt, see page 50.
(9)	For disclosures relating to our definition of Total Combined Market Capitalization, see page 50.

Boston Properties, Inc.

Fourth Quarter 2011

DEBT ANALYSIS (1)

Debt Maturities and Principal Payments

as of December 31, 2011

(in thousands)

	2012	2013	2014	2015	2016	Thereafter	Total

Floating Rate Debt
Mortgage Notes Payable	$—	$—	$—	$—	$—	$—	$—
Unsecured Line of Credit	—	—	—	—	—	—	—

Total Floating Debt	$—	$—	$—	$—	$—	$—	$—

Fixed Rate Debt

Mortgage Notes Payable	$248,986	$103,209	$87,757	$26,182	$397,629	$2,235,710	$3,099,473
Fair Value Adjustment	6,816	4,271	3,962	4,157	4,226	362	23,794

Mortgage Notes Payable	255,802	107,480	91,719	30,339	401,855	2,236,072	3,123,267

Unsecured Exchangeable Senior Notes, net of discount (2)	575,801	450,000	744,431	—	—	—	1,770,232

ASC 470-20 (formerly known as FSP APB 14-1) Adjustment	(29,057)	(23,052)	(2,438)	—	—	—	(54,547)

Unsecured Exchangeable Senior Notes	546,744	426,948	741,993	—	—	—	1,715,685

Unsecured Senior Notes, net of discount	—	224,907	—	549,313	—	3,090,966	3,865,186

Total Fixed Debt	$802,546	$759,335	$833,712	$579,652	$401,855	$5,327,038	$8,704,138

Total Consolidated Debt	$802,546	$759,335	$833,712	$579,652	$401,855	$5,327,038	$8,704,138

GAAP Weighted Average Floating Rate Debt	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
GAAP Weighted Average Fixed Rate Debt	5.44%	6.08%	6.46%	5.48%	6.84%	5.00%	5.39%

Total GAAP Weighted Average Rate	5.44%	6.08%	6.46%	5.48%	6.84%	5.00%	5.39%

Total Stated Weighted Average Rate	4.59%	4.94%	4.03%	5.40%	6.83%	5.02%	4.99%

Unsecured Debt

Unsecured Line of Credit - Matures June 24, 2014

(in thousands)

Facility	Outstanding at 12/31/2011	Letters of Credit	Remaining Capacity at 12/31/2011

$750,000	$—	$13,084	$736,916

Unsecured and Secured Debt Analysis

	% of Total Debt	Stated Weighted Average Rate	GAAP Weighted Average Rate	Weighted Average Maturity

Unsecured Debt	64.12%	4.56%	5.37%	5.3 years
Secured Debt	35.88%	5.75%	5.43%	5.9 years

Total Consolidated Debt	100.00%	4.99%	5.39%	5.5 years

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Stated Weighted Average Rate	GAAP Weighted Average Rate	Weighted Average Maturity

Floating Rate Debt	0.00%	0.00%	0.00%	— years
Fixed Rate Debt	100.00%	4.99%	5.39%	5.5 years

Total Consolidated Debt	100.00%	4.99%	5.39%	5.5 years

(1)	Excludes unconsolidated joint ventures. The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, effects of hedging transactions, adjustments required to reflect loans at their fair values upon acquisition and the adjustments required to reflect the nonconvertible debt borrowing rate on the unsecured exchangeable senior notes in accordance with ASC 470-20 (formerly known as FSP APB 14-1).
(2)	For our unsecured exchangeable notes, amounts are included in the year in which the first optional redemption date occurs (or, in the case of the exchangeable notes due 2014, the year of maturity).

Boston Properties, Inc.

Fourth Quarter 2011

DEBT MATURITIES AND PRINCIPAL PAYMENTS (1)

as of December 31, 2011

(in thousands)

Property	2012	2013	2014	2015	2016	Thereafter	Total

599 Lexington Avenue	$—	$—	$—	$—	$—	$750,000	$750,000
601 Lexington Avenue	—	2,747	11,321	11,870	12,447	686,615	725,000
John Hancock Tower and Garage	—	—	—	—	—	640,500	640,500	(2)
Embarcadero Center Four	4,828	5,131	5,452	5,794	348,886	—	370,091
Bay Colony Corporate Center	143,900	—	—	—	—	—	143,900	(2)
505 9th Street	2,179	2,306	2,441	2,585	2,737	113,596	125,844
One Freedom Square	65,511	—	—	—	—	—	65,511	(2)
New Dominion Technology Park, Building Two	—	—	63,000	—	—	—	63,000
140 Kendrick Street	1,143	47,889	—	—	—	—	49,032	(2)
New Dominion Technology Park, Building One	1,987	2,140	2,304	2,481	2,672	35,822	47,406
Kingstowne Two and Retail	1,631	1,730	1,837	1,950	29,277	—	36,425	(2)
Montvale Center	25,000	—	—	—	—	—	25,000	(3)
Sumner Square	931	22,896	—	—	—	—	23,827
Kingstowne One	655	17,062	—	—	—	—	17,717	(2)
University Place	1,221	1,308	1,402	1,502	1,610	9,177	16,220

	248,986	103,209	87,757	26,182	397,629	2,235,710	3,099,473

Aggregate Fair Value Adjustments	6,816	4,271	3,962	4,157	4,226	362	23,794

	255,802	107,480	91,719	30,339	401,855	2,236,072	3,123,267

Unsecured Exchangeable Senior Notes, net of discount	575,801	450,000	744,431	—	—	—	1,770,232	(4)
ASC 470-20 (formerly known as FSP APB 14-1) Adjustment	(29,057)	(23,052)	(2,438)	—	—	—	(54,547)

	546,744	426,948	741,993	—	—	—	1,715,685

Unsecured Senior Notes, net of discount	—	224,907	—	549,313	—	3,090,966	3,865,186
Unsecured Line of Credit	—	—	—	—	—	—	—	(5)

	$802,546	$759,335	$833,712	$579,652	$401,855	$5,327,038	$8,704,138

% of Total Consolidated Debt	9.22%	8.72%	9.58%	6.66%	4.62%	61.20%	100.00%
Balloon Payments	$809,407	$761,159	$807,431	$549,313	$372,532	$5,226,212	$8,526,054
Scheduled Amortization	$22,196	$21,228	$28,719	$30,339	$29,323	$100,826	$232,631

(1)	Excludes unconsolidated joint ventures. For information on our unconsolidated joint venture debt, see page 16.
(2)	This property has a fair value adjustment which is aggregated below.
(3)	As previously disclosed, the Company notified the master servicer of the non-recourse mortgage loan collateralized by the Company’s Montvale Center property located in Gaithersburg, Maryland that the cash flows generated from the property were insufficient to fund debt service payments and capital improvements necessary to lease and operate the property and that the Company was not prepared to fund any cash shortfalls. The Company is not current on making debt service payments and is currently accruing interest at the default interest rate of 9.93% per annum. The loan was originally scheduled to mature on June 6, 2012. However, a receiver has been appointed for the property and the Company expects the property to be transferred to the lender, during the first quarter of 2012.
(4)	For our unsecured exchangeable senior notes, amounts are included in the year in which the first optional redemption date occurs (or, in the case of the unsecured exchangeable senior notes due 2014, the year of maturity).
(5)	The Unsecured Line of Credit matures on June 24, 2014 and has an option for a one-year extension, subject to certain conditions.

Boston Properties, Inc.

Fourth Quarter 2011

Senior Unsecured Debt Covenant Compliance Ratios

(in thousands)

In the fourth quarter of 2002, the Company’s operating partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York, as trustee, as supplemented, which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the indenture.

This section presents such ratios as of December 31, 2011 to show that the Company’s Operating Partnership was in compliance with the terms of the indenture, as amended, which has been filed with the SEC. This section also presents certain other indenture-related data which we believe assists investors in the Company’s unsecured debt securities. Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the indenture.

	Senior Notes Issued Prior to October 9, 2009	Senior Notes Issued On or After October 9, 2009
	December 31, 2011
Total Assets:
Capitalized Property Value (1)	$17,529,632	$17,923,097
Cash and Cash Equivalents	1,823,208	1,823,208
Investments in Marketable Securities	9,548	9,548
Undeveloped Land, at Cost (including Joint Venture %)	282,722	282,722
Development in Process, at Cost (including Joint Venture %)	1,092,735	1,092,735

Total Assets	$20,737,845	$21,131,310

Unencumbered Assets	$13,507,215	$13,737,322

Secured Debt (Fixed and Variable) (2)	$3,099,473	$3,099,473
Joint Venture Debt	1,433,687	1,433,687
Contingent Liabilities & Letters of Credit	15,509	15,509
Unsecured Debt (3)	5,648,694	5,648,694

Total Outstanding Debt	$10,197,363	$10,197,363

Consolidated EBITDA:
Net income (loss) (per Consolidated Income Statement)	$115,443	$115,443
Subtract: Income from unconsolidated joint ventures (per Consolidated Income Statement)	(57,712)	(57,712)
Subtract: Gains (losses) from Investments in Securities (per Consolidated Income Statement)	(38)	(38)
Add: Losses from early extinguishment of debt (per Consolidated Income Statement)	1,494	1,494
Add: Interest Expense (per Consolidated Income Statement)	103,967	103,967
Add: Depreciation and Amortization (per Consolidated Income Statement)	109,181	109,181

EBITDA	272,335	272,335
Add: Company share of unconsolidated joint venture EBITDA	58,108	58,108

Consolidated EBITDA	$330,443	$330,443

Adjusted Interest Expense:
Interest Expense (per Consolidated Income Statement)	$103,967	$103,967
Add: Company share of unconsolidated joint venture interest expense	22,556	22,556
Less: Amortization of financing costs	(2,223)	(2,223)
Less: Interest expense funded by construction loan draws	—	—

Adjusted Interest Expense	$124,300	$124,300

Covenant Ratios and Related Data	Test	Actual	Actual
Total Outstanding Debt/Total Assets	Less than 60%	49.2%	48.3%
Secured Debt/Total Assets	Less than 50%	21.9%	21.5%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	2.66	2.66
Unencumbered Assets/ Unsecured Debt	Greater than 150%	239.1%	243.2%

Unencumbered Consolidated EBITDA		$196,439	$196,439

Unencumbered Interest Coverage (Unencumbered Consolidated EBITDA to Unsecured Interest Expense)		2.77	2.77

% of Unencumbered Consolidated EBITDA to Consolidated EBITDA		59.4%	59.4%

# of unencumbered properties		118	118

(1)	For senior notes issued prior to October 9, 2009, Capitalized Property Value is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.5% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP. Capitalized Property Value for senior notes issued on or after October 9, 2009 is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.0% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP.
(2)	Excludes fair value adjustment of $23,794.
(3)	Excludes debt discount of $13,276 and ASC 470-20 (formerly known as FSP APB 14-1) adjustment of $54,547.

Boston Properties, Inc.

Fourth Quarter 2011

UNCONSOLIDATED JOINT VENTURE DEBT ANALYSIS (*)

Debt Maturities and Principal Payments by Property

(in thousands)

Property	2012	2013	2014	2015	2016	Thereafter	Total

General Motors Building (60%)	$—	$—	$—	$—	$—	$963,600	$963,600	(1)(2)
125 West 55th Street (60%)	1,659	1,763	1,874	1,991	2,116	112,245	121,648
Metropolitan Square (51%)	—	662	1,187	1,257	1,332	84,812	89,250
540 Madison Avenue (60%)	260	70,920	—	—	—	—	71,180	(2)
Market Square North (50%)	—	161	993	1,042	1,094	61,710	65,000
901 New York Avenue (25%)	742	782	823	37,590	—	—	39,937
Annapolis Junction - Lot 4 (50%)	210	279	279	279	279	19,799	21,125	(3)
500 North Capitol (30%)	—	—	11,878	—	—	—	11,878	(4)
Annapolis Junction - Lot 6 (50%)	—	4,124	—	—	—	—	4,124	(5)

	2,871	78,691	17,034	42,159	4,821	1,242,166	1,387,742

Aggregate Fair Value Adjustments	7,102	7,186	7,087	7,612	8,177	6,529	43,691

	$9,973	$85,877	$24,121	$49,771	$12,998	$1,248,695	$1,431,433

GAAP Weighted Average Rate	5.66%	6.19%	3.47%	5.29%	5.54%	6.39%	6.30%
% of Total Debt	0.70%	6.00%	1.69%	3.48%	0.91%	87.23%	100.00%

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Stated Weighted Average Rate (1)	GAAP Weighted Average Rate	Weighted Average Maturity

Floating Rate Debt	2.68%	1.96%	2.34%	4.7 years
Fixed Rate Debt	97.32%	5.85%	6.41%	6.0 years

Total Debt	100.00%	5.74%	6.30%	6.0 years

(*)	All amounts represent the Company’s share. Amounts exclude the Value-Added Fund. See page 18 for additional information on debt pertaining to the Value-Added Fund.
(1)	Excludes the Company’s share ($270 million) of the aggregate of $450 million of loans made to the joint venture by its partners.
(2)	These properties have a fair value adjustment which are aggregated below. Although the General Motors Building mortgage requires interest only payments with a balloon payment at maturity, the fair value adjustment is amortized over the term of the loan.
(3)	Loan has one, three-year extension option subject to certain conditions.
(4)	On October 14, 2011, 500 North Capitol’s mortgage loan was refinanced with a new construction loan totaling $107 million (the Company’s share being 30%), which bears interest at a variable rate equal to LIBOR plus 1.65% per annum and matures on October 14, 2014 with two, one-year extension options, subject to certain conditions. At closing, $33.3 million was drawn to fund the repayment of the existing mortgage of $22 million and $11.3 million to fund previously expended development costs.
(5)	On November 17, 2011, Annapolis Junction’s Lot 6 project obtained a construction loan totaling $19 million (the Company’s share being 50%), which bears interest at a variable rate equal to LIBOR plus 1.65% per annum and matures on November 17, 2013 with two, one-year extension options, subject to certain conditions. At closing, $7.4 million was drawn to fund previously expended development costs.

Boston Properties, Inc.

Fourth Quarter 2011

UNCONSOLIDATED JOINT VENTURES

Balance Sheet Information

(unaudited and in thousands)

as of December 31, 2011

	General Motors Building		125 West 55th Street	Two Grand Central Tower	540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue	Wisconsin Place (1)	Annapolis Junction (2)	Eighth Avenue and 46th Street (3)	500 North Capitol Street (3)	Subtotal	Value- Added Fund (4)(5)		Total Unconsolidated Joint Ventures
Investment (6)	$657,579	(7)	$114,798	$3,362	$68,337	$(12,405)	$11,763	$(1,468)	$51,139	$17,507	$10,360	$1,740	$922,712	$27,452		$950,164
Note Receivable	270,000	(7)	—	—	—	—	—	—	—	—	—	—	270,000	10,442	(11)	280,442

Net Equity (6)	$387,579		$114,798	$3,362	$68,337	$(12,405)	$11,763	$(1,468)	$51,139	$17,507	$10,360	$1,740	$652,712	$17,010		$669,722

Mortgage/Construction loans payable (6) (8)	$963,600		$121,648	$—	$71,180	$65,000	$89,250	$39,937	$—	$25,249	$—	$11,878	$1,387,742	$45,945		$1,433,687

BXP’s nominal ownership percentage	60.00%		60.00%	60.00%	60.00%	50.00%	51.00%	25.00%	33.33%	50.00%	50.00%	30.00%		37.62%

Results of Operations

(unaudited and in thousands)

for the three months ended December 31, 2011

	General Motors Building	125 West 55th Street	Two Grand Central Tower		540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue		Wisconsin Place (1)	Annapolis Junction (2)		Eighth Avenue and 46th Street (3)	500 North Capitol Street (3)	Subtotal	Value- Added Fund (4)		Total Unconsolidated Joint Ventures
REVENUE
Rental	$55,592	$9,915	$2,050		$7,195	$5,192	$8,848	$8,746		$1,109	$4,211		$—	$(3)	$102,855	$4,196		$107,051
Straight-line rent	5,091	1,485	—		(67)	203	33	(148)		—	(5)		—	—	6,592	465		7,057
Fair value lease revenue	26,139	619	—		924	—	—	—		—	—		—	—	27,682	138		27,820
Termination Income	—	79	—		1,096	—	—	—		—	—		—	—	1,175	—		1,175

Total revenue	86,822	12,098	2,050		9,148	5,395	8,881	8,598		1,109	4,206		—	(3)	138,304	4,799		143,103

EXPENSES
Operating	20,057	3,559	1,381		2,878	2,331	3,378	3,310		755	1,296		46	—	38,991	1,715		40,706

NET OPERATING INCOME	66,765	8,539	669		6,270	3,064	5,503	5,288		354	2,910		(46)	(3)	99,313	3,084		102,397

Interest	26,584	3,133	693		1,940	1,597	2,541	2,102		—	160		—	—	38,750	1,171		39,921
Interest other - partner loans	16,106	—	—		—	—	—	—		—	—		—	—	16,106	—		16,106
Depreciation and amortization	28,734	4,300	—		3,335	797	1,983	1,373		1,395	1,179		—	—	43,096	1,688		44,784

SUBTOTAL	71,424	7,433	693		5,275	2,394	4,524	3,475		1,395	1,339		—	—	97,952	2,859		100,811

Loss on sale of real estate			1,084	(12)											1,084			1,084

NET INCOME/(LOSS)	$(4,659)	$1,106	$(1,108)		$995	$670	$979	$1,813		$(1,041)	$1,571		$(46)	$(3)	$277	$225		$502

BXP’s share of net income/(loss)	$(2,795)	$664	$(665)		$597	$335	$499	$903	(9)	$(349)	$741	(9)	$(23)	$(1)	$(94)	$107	(5)(9)	$12
Basis differential (10)	—	470	650	(12)	631	—	—	—		—	—		—	—	1,751	119	(5)	1,871
Gain on sale of investment	—	—	46,166		—	—	—	—		—	—		—	—	46,166	—		46,166
Elimination of inter-entity interest on partner loan	9,663	—	—		—	—	—	—		—	—		—	—	9,663	—		9,663

Income/(loss) from unconsolidated joint ventures	$6,868	$1,134	$46,151		$1,228	$335	$499	$903		$(349)	$741		$(23)	$(1)	$57,486	$226	(5)	$57,712

Gain on sale of investment	—	—	(46,166)		—	—	—	—		—	—		—	—	(46,166)	—		(46,166)
BXP’s share of depreciation & amortization	17,240	2,191	—		1,633	398	1,012	562	(9)	467	553	(9)	—	—	24,056	536	(5)(9)	24,592

BXP’s share of Funds from Operations (FFO)	$24,108	$3,325	$(15)		$2,861	$733	$1,511	$1,465		$118	$1,294		$(23)	$(1)	$35,376	$762	(5)	$36,138

BXP’s share of net operating income/(loss)	$40,059	$5,205	$401		$4,025	$1,532	$2,807	$1,322		$118	$1,455		$(23)	$(1)	$56,900	$1,208	(5)	$58,108

(1)	Represents the Company’s interest in the joint venture entity that owns the land and infrastructure. The Company’s entity that owns the office component of the project has been consolidated within the accounts of the Company.
(2)	Annapolis Junction includes one property in service, one property in development and two undeveloped land parcels.
(3)	Property is currently not in service (i.e., under construction or undeveloped land). 500 North Capitol Street was taken out of service for re-development on March 28, 2011.
(4)	For additional information on the Value-Added Fund, see page 18. Information presented includes costs which relate to the organization and operations of the Value-Added Fund. The investments held by the Value-Added Fund are not included in the Company’s portfolio information tables or any other portfolio level statistics and therefore are presented on page 18.
(5)	Represents the Company’s 25% interest in 300 Billerica Road, as well as a 39.5% interest in Mountain View Research Park and Mountain View Technology Park.
(6)	Represents the Company’s share.
(7)	Includes the Company’s share ($270 million) of the aggregate of $450 million of loans made to the joint venture by its partners.
(8)	Excludes fair value adjustments.
(9)	Reflects the changes in the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.
(10)	Represents adjustment related to the impairment of the carrying values of certain of the Company’s investments in unconsolidated joint ventures.
(11)	Represents two loans from the Company to the Value Added Fund. The loans from the Company bear interest at a fixed rate of 10.0% per annum and mature on May 31, 2014 and November 22, 2014.
(12)	On October 25, 2011, Two Grand Central Tower was sold for approximately $401.0 million, including the assumption by the buyer of approximately $176.6 million of mortgage indebtedness. Net cash proceeds totaled approximately $210.0 million, of which the Company’s share was approximately $126.0 million, after the payment of transaction costs of approximately $14.4 million. The net assets of the property aggregated approximately $427.1 million. As a result, pursuant to the provisions of ASC 360, the unconsolidated joint venture recognized a non-cash impairment loss and loss on sale of real estate aggregating to approximately $40.5 million, of which $39.4 million was recognized in Q3 2011, which is equal to the difference between the sale price less cost to sell and the carrying value of the net assets of the property. The Company had previously recognized an impairment loss on its investment in the unconsolidated joint venture totaling approximately $74.3 million under the provisions of ASC 323. As a result, the Company recognized a gain on sale of real estate totaling approximately $46.2 million.

Boston Properties, Inc.

Fourth Quarter 2011

Boston Properties Office Value-Added Fund, L.P.

On October 25, 2004, the Company formed Boston Properties Office Value-Added Fund, L.P. (the “Value-Added Fund”), a strategic partnership with third parties, to pursue the acquisition of value-added investments in non-core office assets within the Company’s existing markets. The Value-Added Fund had total equity commitments of $140 million. The Company receives asset management, property management, leasing and redevelopment fees and, if certain return thresholds are achieved, will be entitled to an additional promoted interest.

On January 7, 2008, the Company transferred the Mountain View properties to its Value-Added Fund. In connection with the transfer of the Research Park and Technology Park properties to the Value-Added Fund, the Company and its partners agreed to certain modifications to the Value-Added Fund’s original terms, including bifurcating the Value-Added Fund’s promote structure such that Research Park and Technology Park will be accounted for separately from the non-Mountain View properties then owned by the Value-Added Fund (i.e. 300 Billerica Road). As a result of the modifications, the Company’s interest in the Mountain View properties is approximately 39.5% and its interest in the non-Mountain View properties is 25%. The Company does not expect that the Value-Added Fund will make any future investments in new properties. The investments held by the Value-Added Fund are not included in the Company’s portfolio information tables or any other portfolio level statistics and therefore are presented below.

Property Information

Property Name	Number of Buildings	Square Feet	Leased %	Annualized Revenue per leased SF (1)	Mortgage Notes Payable (2)

300 Billerica Road, Chelmsford, MA	1	110,882	100.0%	$9.00	$1,875	(3)
Mountain View Research Park, Mountain View, CA	16	600,449	73.9%	31.08	36,166	(4)
Mountain View Technology Park, Mountain View, CA	7	135,279	90.7%	22.41	7,904	(5)

Total	24	846,610	80.0%	$25.89	$45,945

Results of Operations

(unaudited and in thousands)

for the three months ended December 31, 2011

Value- Added Fund
REVENUE

Rental	$4,196
Straight-line rent	465
Fair value lease revenue	138

Total revenue	4,799

EXPENSES
Operating	1,715

SUBTOTAL	3,084

Interest	1,171
Depreciation and amortization	1,688

SUBTOTAL	2,859

NET INCOME	$225

BXP’s share of net income	$107
Basis differential (6)	119

Income from Value-Added Fund	$226
BXP’s share of depreciation & amortization	536

BXP’s share of Funds from Operations (FFO)	$762

The Company’s Equity in the Value-Added Fund	$17,010

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Represents the Company’s share.
(3)	The mortgage bears interest at a fixed rate of 5.69% per annum and matures on January 1, 2016.
(4)	The mortgage bears interest at a variable rate of LIBOR plus 2.50% and matures on May 31, 2014. In conjunction with the mortgage loan, the Company agreed to lend up to $12.0 million to the Value-Added Fund, of which approximately $6.7 million has been advanced through December 31, 2011. The loan from the Company bears interest at a fixed rate of 10.0% per annum and matures on May 31, 2014. The loan from the Company is included in the Company’s investment in the Value-Added Fund.
(5)	On November 22, 2011, the mortgage loan was refinanced to a new mortgage loan totaling $20.0 million. The new mortgage loan bears interest at a variable rate of LIBOR plus 2.50% and matures on November 22, 2014. In conjunction with the mortgage loan modification, the Company agreed to lend up to $6.0 million to the Value-Added Fund, of which approximately $3.7 million has been advanced through December 31, 2011. The loan from the Company bears interest at a fixed rate of 10.0% per annum and matures on November 22, 2014. The loan from the Company is included in the Company’s investment in the Value-Added Fund.
(6)	Represents adjustment related to the impairment of the carrying values.

Boston Properties, Inc.

Fourth Quarter 2011

PORTFOLIO OVERVIEW

Rentable Square Footage and Percentage of Portfolio Net Operating Income of In-Service Properties by Location and Type of Property for the Quarter Ended December 31, 2011 (1) (2) (3)

Geographic Area	Square Feet Office (3)		% of NOI Office (4)	Square Feet Office/ Technical	% of NOI Office/ Technical (4)	Square Feet Total (3)		Square Feet % of Total	% of NOI Residential (4)	% of NOI Hotel (4)	% of NOI Total (4)

Boston	12,057,289		25.0%	770,414	1.6%	12,827,703		33.0%	0.1%	1.1%	27.8%
New York	8,310,065	(5)	38.6%	—	—	8,310,065	(5)	21.4%	—	—	38.6%
Princeton	2,453,574		2.3%	—	—	2,453,574		6.3%	—	—	2.3%
San Francisco	5,120,901		9.5%	—	—	5,120,901		13.2%	—	—	9.5%
Washington, DC	9,409,677	(6)	20.7%	756,325	0.9%	10,166,002	(6)	26.1%	0.2%	—	21.8%

	37,351,506		96.1%	1,526,739	2.5%	38,878,245		100.0%	0.3%	1.1%	100.0%

% of Total	96.1%			3.9%		100.0%

Percentage of Portfolio Net Operating Income of In-Service Properties by Location and Type of Property (2) (4)

Geographic Area	CBD	Suburban	Total

Boston	21.7%	6.1%	27.8%
New York	38.6%	—	38.6%
Princeton	—	2.3%	2.3%
San Francisco	7.7%	1.8%	9.5%
Washington, DC	9.2%	12.6%	21.8%

Total	77.2%	22.8%	100.0%

Structured Parking

	Number of Spaces	Square Feet

Total Structured Parking	44,528	15,072,280

Hotel Properties

Hotel Properties	Number of Rooms	Square Feet (7)

Cambridge Center Marriott, Cambridge, MA	433	332,455

Total Hotel Properties	433	332,455

Residential Properties

Residential Properties	Number of Units	Square Feet
Residences on The Avenue, Washington, DC	335	323,295	(8)
The Lofts at Atlantic Wharf, Boston, MA	86	86,584	(9)

Total Residential Properties	421	409,879

(1)	For disclosures relating to our definition of In-Service Properties, see page 51.
(2)	Portfolio Net Operating Income is a non-GAAP financial measure. For a quantitative reconciliation of Portfolio NOI to net income available to common shareholders, see page 43. For disclosures relating to our use of Portfolio NOI see page 51.
(3)	Includes approximately 1,700,000 square feet of retail space.
(4)	The calculation for percentage of Portfolio Net Operating Income excludes termination income.
(5)	Includes 1,808,413 square feet at the General Motors Building, 583,617 square feet at 125 West 55th Street and 289,295 square feet at 540 Madison Avenue, each of which is 60% owned by the Company.
(6)	Includes 588,917 square feet at Metropolitan Square which is 51% owned by the Company, 408,965 square feet at Market Square North which is 50% owned by the Company, 539,229 square feet at 901 New York Avenue which is 25% owned by the Company, 321,943 square feet at 505 9th Street, N.W. which is 50% owned by the Company and 117,599 square feet at Annapolis Junction which is 50% owned by the Company.
(7)	Includes 2,055 square feet of retail space which is 100% occupied.
(8)	Includes 49,528 square feet of retail space which is 100% occupied.
(9)	Includes 8,994 square feet of retail space which is 61% occupied.

Boston Properties, Inc.

Fourth Quarter 2011

In-Service Property Listing

as of December 31, 2011

		Sub Market	Number of Buildings	Square Feet	Occupied %	Annualized Revenue Per Occupied SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Boston
Office
(2)	John Hancock Tower	CBD Boston MA	1	1,723,276	97.6%	$50.99	Y	CBD
	800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,234,428	98.5%	50.01	N	CBD
	111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	859,433	61.6%	57.17	N	CBD
(2)	Atlantic Wharf Office	CBD Boston MA	1	797,873	78.5%	57.06	N	CBD
	101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	505,939	100.0%	40.89	N	CBD
	The Shops at the Prudential Center	CBD Boston MA	1	504,089	99.2%	72.36	N	CBD
	Shaws Supermarket at the Prudential Center	CBD Boston MA	1	57,235	100.0%	49.49	N	CBD
	One Cambridge Center	East Cambridge MA	1	215,573	86.1%	43.98	N	CBD
	Three Cambridge Center	East Cambridge MA	1	109,358	100.0%	28.52	N	CBD
	Four Cambridge Center	East Cambridge MA	1	199,131	57.5%	43.45	N	CBD
	Five Cambridge Center	East Cambridge MA	1	240,480	100.0%	48.79	N	CBD
	Eight Cambridge Center	East Cambridge MA	1	177,226	100.0%	41.24	N	CBD
	Ten Cambridge Center	East Cambridge MA	1	152,664	100.0%	44.36	N	CBD
	Eleven Cambridge Center	East Cambridge MA	1	79,616	86.3%	51.70	N	CBD
	University Place	Mid-Cambridge MA	1	195,282	100.0%	39.75	Y	CBD
(2)	Bay Colony Corporate Center	Route 128 Mass Turnpike MA	4	985,334	62.7%	32.82	Y	S
	Reservoir Place	Route 128 Mass Turnpike MA	1	526,080	80.2%	32.17	N	S
	Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	100.0%	29.54	N	S
	140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,987	100.0%	30.17	Y	S
	230 CityPoint	Route 128 Mass Turnpike MA	1	301,373	99.1%	33.29	N	S
	77 CityPoint	Route 128 Mass Turnpike MA	1	209,707	100.0%	42.84	N	S
(3)	Waltham Office Center	Route 128 Mass Turnpike MA	1	67,005	20.0%	17.22	N	S
	195 West Street	Route 128 Mass Turnpike MA	1	63,500	100.0%	37.38	N	S
	200 West Street	Route 128 Mass Turnpike MA	1	256,245	78.7%	31.60	N	S
	Weston Corporate Center	Route 128 Mass Turnpike MA	1	356,995	100.0%	45.66	N	S
	Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	306,687	84.3%	31.21	N	S
	10 & 20 Burlington Mall Road	Route 128 Northwest MA	2	152,097	83.9%	24.57	N	S
	Bedford Business Park	Route 128 Northwest MA	1	92,207	100.0%	27.41	N	S
	32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	26.49	N	S
	91 Hartwell Avenue	Route 128 Northwest MA	1	121,425	60.4%	26.59	N	S
	92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	36.02	N	S
	100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	34.90	N	S
	33 Hayden Avenue	Route 128 Northwest MA	1	80,128	43.7%	39.72	N	S
	Lexington Office Park	Route 128 Northwest MA	2	166,745	77.0%	28.07	N	S
	191 Spring Street	Route 128 Northwest MA	1	158,900	100.0%	31.87	N	S
	181 Spring Street	Route 128 Northwest MA	1	55,792	100.0%	22.72	N	S
	201 Spring Street	Route 128 Northwest MA	1	106,300	100.0%	34.06	N	S
	40 Shattuck Road	Route 128 Northwest MA	1	121,216	82.4%	21.59	N	S
	Quorum Office Park	Route 128 Northwest MA	2	267,527	82.5%	16.14	N	S

			47	12,057,289	87.2%	$43.58

Office/Technical
	Seven Cambridge Center	East Cambridge MA	1	231,028	100.0%	$85.53	N	CBD
	Fourteen Cambridge Center	East Cambridge MA	1	67,362	100.0%	24.68	N	CBD
	Bedford Business Park	Route 128 Northwest MA	2	377,884	87.3%	20.15	N	S
	17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	100.0%	15.25	N	S
	164 Lexington Road	Route 128 Northwest MA	1	64,140	0.0%	—	N	S

			6	770,414	85.4%	$43.34

		Total Boston:	53	12,827,703	87.1%	$43.57

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Not included in Same Property analysis.
(3)	Property held for redevelopment.

Boston Properties, Inc.

Fourth Quarter 2011

In-Service Property Listing (continued)

as of December 31, 2011

	Sub Market	Number of Buildings	Square Feet	Occupied %	Annualized Revenue Per Occupied SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)

New York
Office
599 Lexington Avenue	Park Avenue NY	1	1,045,128	96.5%	$80.38	Y	CBD
601 Lexington Avenue	Park Avenue NY	1	1,630,318	98.0%	85.80	Y	CBD
399 Park Avenue	Park Avenue NY	1	1,707,476	98.8%	81.17	N	CBD
Times Square Tower	Times Square NY	1	1,245,818	98.5%	71.82	N	CBD
General Motors Building (60% ownership)	Plaza District NY	1	1,808,413	96.7%	118.29	Y	CBD
540 Madison Avenue (60% ownership)	Fifth/Madison Avenue NY	1	289,295	94.2%	95.90	Y	CBD
125 West 55th Street (60% ownership)	Sixth/Rock Center NY	1	583,617	100.0%	66.71	Y	CBD

	Total New York	7	8,310,065	97.8%	$88.04

Princeton
Office
101 Carnegie Center	Princeton NJ	1	123,659	87.7%	$28.82	N	S
104 Carnegie Center	Princeton NJ	1	102,830	85.4%	32.37	N	S
105 Carnegie Center	Princeton NJ	1	69,955	55.4%	27.96	N	S
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	30.48	N	S
202 Carnegie Center	Princeton NJ	1	130,582	92.7%	32.60	N	S
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	33.40	N	S
210 Carnegie Center	Princeton NJ	1	162,372	94.4%	37.30	N	S
211 Carnegie Center	Princeton NJ	1	47,025	100.0%	32.34	N	S
212 Carnegie Center	Princeton NJ	1	150,395	63.4%	34.21	N	S
214 Carnegie Center	Princeton NJ	1	150,774	62.5%	30.75	N	S
302 Carnegie Center	Princeton NJ	1	64,926	65.1%	31.11	N	S
502 Carnegie Center	Princeton NJ	1	118,120	81.7%	35.12	N	S
504 Carnegie Center	Princeton NJ	1	121,990	100.0%	30.01	N	S
506 Carnegie Center	Princeton NJ	1	145,213	74.8%	31.68	N	S
508 Carnegie Center	Princeton NJ	1	128,662	20.3%	31.03	N	S
510 Carnegie Center	Princeton NJ	1	234,160	100.0%	29.61	N	S
701 Carnegie Center	Princeton NJ	1	120,000	100.0%	36.89	N	S

		16	2,038,926	81.6%	$32.44

One Tower Center	East Brunswick NJ	1	414,648	47.2%	$30.69	N	S

		1	414,648	47.2%	$30.69

	Total Princeton:	17	2,453,574	75.8%	$32.25

San Francisco
Office
Embarcadero Center One	CBD San Francisco CA	1	833,723	93.1%	$46.68	N	CBD
Embarcadero Center Two	CBD San Francisco CA	1	779,768	98.8%	51.13	N	CBD
Embarcadero Center Three	CBD San Francisco CA	1	775,086	97.9%	43.42	N	CBD
Embarcadero Center Four	CBD San Francisco CA	1	936,721	80.4%	53.98	Y	CBD

		4	3,325,298	92.0%	$48.76

611 Gateway	South San Francisco CA	1	256,302	100.0%	$35.10	N	S
601 and 651 Gateway	South San Francisco CA	2	506,224	93.7%	33.61	N	S
303 Almaden	San Jose CA	1	158,499	91.5%	35.59	N	CBD
(2) North First Business Park	San Jose CA	5	190,636	75.8%	14.84	N	S
3200 Zanker Road	San Jose CA	4	543,900	52.0%	15.00	N	S
(3) 2440 West El Camino Real	Mountain View CA	1	140,042	100.0%	45.32	N	S

		14	1,795,603	80.4%	$29.68

	Total San Francisco:	18	5,120,901	87.9%	$42.62

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Property held for redevelopment.
(3)	Not included in Same Property analysis.

Boston Properties, Inc.

Fourth Quarter 2011

In-Service Property Listing (continued)

as of December 31, 2011

		Sub Market	Number of Buildings	Square Feet	Occupied %	Annualized Revenue Per Occupied SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)

Washington, DC
Office
	Capital Gallery	Southwest Washington DC	1	627,336	96.0%	$50.81	N	CBD
	500 E Street, S. W.	Southwest Washington DC	1	248,336	100.0%	44.77	N	CBD
	Metropolitan Square (51% ownership)	East End Washington DC	1	588,917	99.8%	52.16	Y	CBD
	1301 New York Avenue	East End Washington DC	1	188,357	100.0%	46.38	N	CBD
	Market Square North (50% ownership)	East End Washington DC	1	408,965	83.1%	58.55	Y	CBD
	505 9th Street, N.W. (50% ownership)	East End Washington DC	1	321,943	100.0%	62.71	Y	CBD
	901 New York Avenue (25% ownership)	East End Washington DC	1	539,229	99.8%	60.75	Y	CBD
(2)	601 Massachusetts Avenue (formerly 635 Massachusetts Avenue)	East End Washington DC	1	211,000	100.0%	28.31	N	CBD
(3)	2200 Pennsylvania Avenue	CBD Washington DC	1	458,831	93.9%	64.30	N	CBD
	1333 New Hampshire Avenue	CBD Washington DC	1	315,371	98.5%	49.54	N	CBD
	1330 Connecticut Avenue	CBD Washington DC	1	252,136	100.0%	56.34	N	CBD
	Sumner Square	CBD Washington DC	1	208,892	96.7%	44.86	Y	CBD
	Annapolis Junction (50% ownership)	Anne Arundel County MD	1	117,599	100.0%	144.07	Y	S
	Montvale Center	Montgomery County MD	1	123,392	79.4%	27.43	Y	S
	One Preserve Parkway	Montgomery County MD	1	183,734	83.9%	36.17	N	S
	2600 Tower Oaks Boulevard	Montgomery County MD	1	178,865	66.5%	34.44	N	S
	Wisconsin Place Office	Montgomery County MD	1	299,186	96.5%	48.48	N	S
	Democracy Tower	Fairfax County VA	1	235,436	100.0%	45.49	N	S
	Kingstowne One	Fairfax County VA	1	151,195	83.5%	37.46	Y	S
	Kingstowne Two	Fairfax County VA	1	156,251	98.2%	38.03	Y	S
	Kingstowne Retail	Fairfax County VA	1	88,288	100.0%	32.66	Y	S
	One Freedom Square	Fairfax County VA	1	424,016	97.8%	43.08	Y	S
	Two Freedom Square	Fairfax County VA	1	421,142	96.7%	43.30	N	S
	One Reston Overlook	Fairfax County VA	1	320,670	99.1%	33.13	N	S
	Two Reston Overlook	Fairfax County VA	1	134,615	100.0%	31.87	N	S
	One and Two Discovery Square	Fairfax County VA	2	366,990	100.0%	40.50	N	S
	New Dominion Technology Park - Building One	Fairfax County VA	1	235,201	100.0%	33.36	Y	S
	New Dominion Technology Park - Building Two	Fairfax County VA	1	257,400	100.0%	37.91	Y	S
	Reston Corporate Center	Fairfax County VA	2	261,046	100.0%	34.57	N	S
	South of Market	Fairfax County VA	3	647,670	100.0%	47.18	N	S
	12290 Sunrise Valley	Fairfax County VA	1	182,424	100.0%	37.07	N	S
(2)	12300 Sunrise Valley	Fairfax County VA	1	255,244	100.0%	44.99	N	S

			36	9,409,677	96.6%	$47.71

Office/Technical
(2)	6601 Springfield Center Drive	Fairfax County VA	1	26,388	100.0%	$10.92	N	S
	7435 Boston Boulevard	Fairfax County VA	1	103,557	100.0%	21.32	N	S
	7451 Boston Boulevard	Fairfax County VA	1	47,001	100.0%	23.06	N	S
	7450 Boston Boulevard	Fairfax County VA	1	62,402	100.0%	20.47	N	S
	7374 Boston Boulevard	Fairfax County VA	1	57,321	100.0%	16.00	N	S
	8000 Grainger Court	Fairfax County VA	1	88,775	100.0%	20.07	N	S
	7500 Boston Boulevard	Fairfax County VA	1	79,971	100.0%	15.97	N	S
	7501 Boston Boulevard	Fairfax County VA	1	75,756	100.0%	25.34	N	S
	7601 Boston Boulevard	Fairfax County VA	1	103,750	100.0%	14.44	N	S
	7375 Boston Boulevard	Fairfax County VA	1	26,865	100.0%	20.47	N	S
	8000 Corporate Court	Fairfax County VA	1	52,539	100.0%	20.97	N	S
	7300 Boston Boulevard	Fairfax County VA	1	32,000	100.0%	28.29	N	S

			12	756,325	100.0%	$19.58

		Total Washington, DC:	48	10,166,002	96.9%	$45.55

		Total In-Service Properties:	143	38,878,245	91.3%	$53.58

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Property held for redevelopment.
(3)	Not included in Same Property analysis.

Boston Properties, Inc.

Fourth Quarter 2011

TOP 20 TENANTS LISTING AND PORTFOLIO TENANT DIVERSIFICATION

TOP 20 TENANTS BY SQUARE FEET LEASED

	Tenant	Sq. Ft.		% of Portfolio

1	US Government	1,913,876	(1)	4.92%
2	Citibank	1,046,768	(2)	2.69%
3	Lockheed Martin	766,065		1.97%
4	Genentech	640,271		1.65%
5	Kirkland & Ellis	639,683	(3)	1.65%
6	Biogen Idec	592,885		1.52%
7	Ropes & Gray	528,931		1.36%
8	O’Melveny & Myers	511,659		1.32%
9	Shearman & Sterling	472,808		1.22%
10	Manufacturers Investment (Manulife)	469,050		1.21%
11	Wellington Management	465,116		1.20%
12	Weil Gotshal Manges	449,871	(4)	1.16%
13	State Street Bank and Trust	408,552		1.05%
14	Microsoft	400,278		1.03%
15	Parametric Technology	380,987		0.98%
16	Finnegan Henderson Farabow	362,405	(5)	0.93%
17	Ann (fka Ann Taylor Corp.)	349,552		0.90%
18	Bingham McCutchen	301,385		0.78%
19	Aramis (Estee Lauder)	295,610	(6)	0.76%
20	Accenture	288,041		0.74%

	Total % of Portfolio Square Feet			29.02%
	Total % of Portfolio Revenue			31.63%

Notable Signed Deals (7)

Tenant	Property	Sq. Ft.
Defense Intelligence Agency (US Government)	12300 & 12310 Sunrise Valley	523,000
Massachusetts Financial Services (MFS)	111 Huntington Avenue	306,668
Biogen Idec	17 Cambridge Center	190,000
Morrison & Foerster	250 West 55th Street	184,000
McDermott Will & Emery	500 North Capitol	171,000	(8)

TENANT DIVERSIFICATION (GROSS RENT) *

*	The classification of the Company’s tenants is based on the U.S. Government’s North American Industry Classification System (NAICS), which has replaced the Standard Industrial Classification (SIC) system.

(1)	Includes 92,620 & 104,874 square feet of space in properties in which Boston Properties has a 51% & 50% interest, respectively.
(2)	Includes 10,080 & 2,761 square feet of space in properties in which Boston Properties has a 60% and 51% interest, respectively.
(3)	Includes 248,021 square feet of space in a property in which Boston Properties has a 51% interest.
(4)	All the space is in a property in which Boston Properties has a 60% interest.
(5)	Includes 292,548 square feet of space in a property in which Boston Properties has a 25% interest.
(6)	Includes 295,610 square feet of space in a property in which Boston Properties has a 60% interest.
(7)	Represents leases signed with occupancy commencing in the future.
(8)	Boston Properties has a 30% ownership interest in the property.

Boston Properties, Inc.

Fourth Quarter 2011

IN-SERVICE OFFICE PROPERTIES

Lease Expirations (1) (2) (3) (4)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2011	172,588	$6,183,140	$35.83	$6,183,140	$35.83	0.48%
2012	2,069,435	105,137,987	50.81	105,512,610	50.99	5.81%
2013	1,780,542	78,767,744	44.24	79,656,642	44.74	5.00%
2014	3,540,641	145,663,694	41.14	154,669,362	43.68	9.94%
2015	3,040,401	149,333,390	49.12	158,338,951	52.08	8.53%
2016	3,253,098	160,664,488	49.39	167,131,937	51.38	9.13%
2017	3,449,806	217,678,431	63.10	237,174,744	68.75	9.68%
2018	831,509	54,774,881	65.87	60,424,782	72.67	2.33%
2019	2,786,531	160,114,363	57.46	175,131,645	62.85	7.82%
2020	3,124,710	185,568,896	59.39	205,585,729	65.79	8.77%
Thereafter	8,275,731	468,184,166	56.57	568,968,866	68.75	23.23%

Occupancy By Location (5)

	CBD		Suburban		Total
Location	31-Dec-11	31-Dec-10	31-Dec-11	31-Dec-10	31-Dec-11	31-Dec-10

Boston	90.2%	93.7%	82.9%	86.3%	87.2%	90.8%
New York	97.8%	96.9%	n/a	n/a	97.8%	96.9%
Princeton	n/a	n/a	75.8%	80.8%	75.8%	80.8%
San Francisco	92.0%	91.8%	79.3%	95.6%	87.9%	92.9%
Washington, DC	96.9%	97.8%	96.4%	96.6%	96.6%	97.1%

Total Portfolio	94.4%	95.4%	86.1%	90.4%	91.3%	93.6%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes 129,935 square feet of leased premises in properties under development.
(5)	Includes approximately 1,700,000 square feet of retail space.

Boston Properties, Inc.

Fourth Quarter 2011

IN-SERVICE OFFICE/TECHNICAL PROPERTIES

Lease Expirations (1) (2) (3)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2011	—	$—	$—	$—	$—	0.00%
2012	205,445	3,815,537	18.57	3,864,377	18.81	13.46%
2013	7,479	148,998	19.92	152,025	20.33	0.49%
2014	295,382	5,967,207	20.20	6,115,620	20.70	19.35%
2015	166,224	4,017,722	24.17	4,075,257	24.52	10.89%
2016	275,223	20,426,356	74.22	20,588,757	74.81	18.03%
2017	—	—	—	—	—	0.00%
2018	—	—	—	—	—	0.00%
2019	—	—	—	—	—	0.00%
2020	263,457	5,032,163	19.10	5,032,163	19.10	17.26%
Thereafter	162,321	3,018,502	18.60	3,228,502	19.89	10.63%

Occupancy By Location

	CBD		Suburban		Total
Location	31-Dec-11	31-Dec-10	31-Dec-11	31-Dec-10	31-Dec-11	31-Dec-10

Boston	100.0%	100.0%	76.2%	56.8%	85.4%	72.3%
New York	n/a	n/a	n/a	n/a	n/a	n/a
Princeton	n/a	n/a	n/a	n/a	n/a	n/a
San Francisco	n/a	n/a	n/a	n/a	n/a	n/a
Washington, DC	n/a	n/a	100.0%	100.0%	100.0%	100.0%

Total Portfolio	100.0%	100.0%	90.9%	82.1%	92.6%	85.5%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

Fourth Quarter 2011

IN-SERVICE RETAIL PROPERTIES

Lease Expirations (1) (2) (3)(4)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2011	3,917	$147,692	$37.71	$147,692	$37.71	0.23%
2012	89,582	5,614,538	62.67	5,374,869	60.00	5.19%
2013	82,836	6,939,324	83.77	6,924,118	83.59	4.80%
2014	54,511	5,333,461	97.84	5,463,350	100.22	3.16%
2015	146,620	13,508,606	92.13	14,406,921	98.26	8.49%
2016	178,443	26,107,089	146.30	23,201,108	130.02	10.34%
2017	145,518	10,963,490	75.34	18,168,846	124.86	8.43%
2018	234,912	10,738,126	45.71	11,234,504	47.82	13.61%
2019	55,478	4,150,343	74.81	4,640,458	83.65	3.21%
2020	87,963	4,696,114	53.39	5,431,988	61.75	5.10%
Thereafter	646,326	41,074,772	63.55	51,113,280	79.08	37.44%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes 3,669 square feet of leased premises in properties under development.

Boston Properties, Inc.

Fourth Quarter 2011

GRAND TOTAL OF ALL

IN-SERVICE PROPERTIES

Lease Expirations (1) (2) (3) (4)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2011	176,505	$6,330,832	$35.87	$6,330,832	$35.87	0.45%
2012	2,364,462	114,568,062	48.45	114,751,855	48.53	6.08%
2013	1,870,857	85,856,066	45.89	86,732,785	46.36	4.81%
2014	3,890,534	156,964,363	40.35	166,248,331	42.73	10.01%
2015	3,353,245	166,859,717	49.76	176,821,129	52.73	8.62%
2016	3,706,764	207,197,933	55.90	210,921,802	56.90	9.53%
2017	3,595,324	228,641,922	63.59	255,343,590	71.02	9.25%
2018	1,066,421	65,513,007	61.43	71,659,286	67.20	2.74%
2019	2,842,009	164,264,706	57.80	179,772,103	63.26	7.31%
2020	3,476,130	195,297,174	56.18	216,049,879	62.15	8.94%
Thereafter	9,084,378	512,277,440	56.39	623,310,649	68.61	23.37%

Occupancy By Location

	CBD		Suburban		Total
Location	31-Dec-11	31-Dec-10	31-Dec-11	31-Dec-10	31-Dec-11	31-Dec-10

Boston	90.6%	94.0%	82.3%	82.8%	87.1%	89.4%
New York	97.8%	96.9%	n/a	n/a	97.8%	96.9%
Princeton	n/a	n/a	75.8%	80.8%	75.8%	80.8%
San Francisco	92.0%	91.8%	79.3%	95.6%	87.9%	92.9%
Washington, DC	96.9%	97.8%	96.9%	97.0%	96.9%	97.3%

Total Portfolio	94.5%	95.4%	86.5%	89.7%	91.3%	93.2%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes 133,604 square feet of leased premises in properties under development.

Boston Properties, Inc.

Fourth Quarter 2011

IN-SERVICE BOSTON REGION PROPERTIES

Lease Expirations - Boston Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2011	66,339	$2,174,472	$32.78	$2,174,472	$32.78		—	$—	$—	$—	$—
2012	698,161	25,802,946	36.96	25,977,849	37.21		30,000	457,500	15.25	457,500	15.25
2013	689,616	29,377,475	42.60	29,538,149	42.83		—	—	—	—	—
2014	1,121,891	43,087,399	38.41	43,452,110	38.73		67,362	1,662,567	24.68	1,662,567	24.68
2015	1,436,463	61,388,566	42.74	63,778,750	44.40		—	—	—	—	—
2016	820,628	30,202,250	36.80	31,797,005	38.75		241,823	19,724,830	81.57	19,814,919	81.94
2017	570,218	21,869,478	38.35	24,520,705	43.00		—	—	—	—	—
2018	229,564	10,615,992	46.24	11,657,112	50.78		—	—	—	—	—
2019	663,546	29,455,600	44.39	31,978,035	48.19		—	—	—	—	—
2020	212,859	9,622,566	45.21	10,536,789	49.50		183,486	3,754,917	20.46	3,754,917	20.46
Thereafter	3,126,978	145,952,694	46.68	173,139,055	55.37		105,000	2,101,366	20.01	2,311,366	22.01

	Retail						Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2011	—	$3,000	$—	$3,000	$—		66,339	$2,177,472	$32.82	$2,177,472	$32.82
2012	20,115	3,112,193	154.72	2,831,185	140.75	(4)	748,276	29,372,639	39.25	29,266,534	39.11
2013	32,597	4,062,978	124.64	4,014,578	123.16		722,213	33,440,453	46.30	33,552,727	46.46
2014	17,374	2,492,627	143.47	2,508,641	144.39		1,206,627	47,242,594	39.15	47,623,318	39.47
2015	73,046	5,568,343	76.23	5,561,623	76.14		1,509,509	66,956,909	44.36	69,340,373	45.94
2016	16,945	2,203,833	130.06	2,284,048	134.79		1,079,396	52,130,913	48.30	53,895,972	49.93	(5)
2017	45,499	2,691,164	59.15	2,856,786	62.79		615,717	24,560,642	39.89	27,377,491	44.46
2018	173,845	7,483,638	43.05	7,648,503	44.00		403,409	18,099,630	44.87	19,305,615	47.86
2019	16,026	2,190,703	136.70	2,424,876	151.31		679,572	31,646,302	46.57	34,402,911	50.62
2020	52,089	3,016,156	57.90	3,473,049	66.68		448,434	16,393,639	36.56	17,764,755	39.62
Thereafter	295,361	13,502,153	45.71	15,672,026	53.06		3,527,339	161,556,213	45.80	191,122,447	54.18

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $90.01 per square foot and $90.01 per square foot, respectively, in 2012.
(5)	Includes 225,532 square feet of research/laboratory space. Excluding the research/laboratory space, current and future expiring rents would be $38.16 per square foot and $40.24 per square foot, respectively, in 2016.

Boston Properties, Inc.

Fourth Quarter 2011

IN-SERVICE BOSTON REGION PROPERTIES

Quarterly Lease Expirations - Boston Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2011	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2011	—	—	—	—	—		—	—	—	—	—
Q3 2011	—	—	—	—	—		—	—	—	—	—
Q4 2011	66,339	2,174,472	32.78	2,174,472	32.78		—	—	—	—	—

Total 2011	66,339	$2,174,472	$32.78	$2,174,472	$32.78		—	$—	$—	$—	$—

Q1 2012	172,825	$6,678,188	$38.64	$6,678,188	$38.64		—	$—	$—	$—	$—
Q2 2012	156,262	5,448,114	34.87	5,448,114	34.87		—	—	—	—	—
Q3 2012	80,489	2,765,553	34.36	2,855,650	35.48		30,000	457,500	15.25	457,500	15.25
Q4 2012	288,585	10,911,090	37.81	10,995,897	38.10		—	—	—	—	—

Total 2012	698,161	$25,802,946	$36.96	$25,977,849	$37.21		30,000	$457,500	$15.25	$457,500	$15.25

	Retail						Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2011	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2011	—	—	—	—	—		—	—	—	—	—
Q3 2011	—	—	—	—	—		—	—	—	—	—
Q4 2011	—	3,000	—	3,000	—		66,339	2,177,472	32.82	2,177,472	32.82	(4)

Total 2011	—	$3,000	$—	$3,000	$—		66,339	$2,177,472	$32.82	$2,177,472	$32.82

Q1 2012	18,071	$1,882,526	$104.17	$1,733,126	$95.91		190,896	$8,560,714	$44.84	$8,411,314	$44.06
Q2 2012	3	214,000	71,333.32	175,192	58,397.32		156,265	5,662,114	36.23	5,623,306	35.99
Q3 2012	249	569,200	2,285.94	464,400	1,865.06		110,738	3,792,253	34.25	3,777,550	34.11
Q4 2012	1,792	446,468	249.14	458,467	255.84		290,377	11,357,558	39.11	11,454,363	39.45

Total 2012	20,115	$3,112,193	$154.72	$2,831,185	$140.75	(5)	748,276	$29,372,639	$39.25	$29,266,534	$39.11

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Represents leases that were occupied as of and expired on 12/31/2011.
(5)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $90.01 per square foot and $90.01 per square foot, respectively, in 2012.

Boston Properties, Inc.

Fourth Quarter 2011

IN-SERVICE NEW YORK REGION PROPERTIES

Lease Expirations - New York Region (1) (2) (3) (4)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2011	2,750	$196,728	$71.54	$196,728	$71.54	—	$—	$—	$—	$—
2012	332,757	30,525,093	91.73	30,554,675	91.82	—	—	—	—	—
2013	111,072	10,815,513	97.37	10,818,036	97.40	—	—	—	—	—
2014	158,036	15,832,931	100.19	16,213,998	102.60	—	—	—	—	—
2015	234,546	30,460,006	129.87	33,658,661	143.51	—	—	—	—	—
2016	694,453	59,369,490	85.49	60,260,108	86.77	—	—	—	—	—
2017	1,405,836	125,674,286	89.39	137,552,829	97.84	—	—	—	—	—
2018	186,547	22,818,913	122.32	24,623,680	132.00	—	—	—	—	—
2019	1,007,726	81,781,126	81.15	88,169,451	87.49	—	—	—	—	—
2020	1,342,413	100,670,975	74.99	109,818,059	81.81	—	—	—	—	—
Thereafter	2,468,666	193,064,388	78.21	234,962,093	95.18	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2011	—	$—	$—	$—	$—	2,750	$196,728	$71.54	$196,728	$71.54
2012	2,328	254,043	109.12	254,831	109.46	335,085	30,779,136	91.85	30,809,506	91.95
2013	1,682	183,673	109.20	188,360	111.99	112,754	10,999,186	97.55	11,006,395	97.61
2014	11,018	1,376,477	124.93	1,453,314	131.90	169,054	17,209,409	101.80	17,667,313	104.51
2015	9,988	4,591,251	459.68	5,361,298	536.77	244,534	35,051,258	143.34	39,019,959	159.57
2016	103,626	21,037,345	203.01	17,982,083	173.53	798,079	80,406,835	100.75	78,242,191	98.04
2017	60,777	6,348,927	104.46	13,226,174	217.62	1,466,613	132,023,213	90.02	150,779,003	102.81
2018	—	—	—	—	—	186,547	22,818,913	122.32	24,623,680	132.00
2019	3,877	358,948	92.58	436,452	112.57	1,011,603	82,140,074	81.20	88,605,903	87.59
2020	4,928	427,698	86.79	551,073	111.82	1,347,341	101,098,673	75.04	110,369,132	81.92
Thereafter	99,269	16,620,163	167.43	21,297,887	214.55	2,567,935	209,684,551	81.65	256,259,980	99.79

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes 133,604 square feet of leased premises in properties under development.

Boston Properties, Inc.

Fourth Quarter 2011

IN-SERVICE NEW YORK REGION PROPERTIES

Quarterly Lease Expirations - New York Region (1) (2) (3)

	OFFICE					OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2011	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2011	—	—	—	—	—	—	—	—	—	—
Q3 2011	—	—	—	—	—	—	—	—	—	—
Q4 2011	2,750	196,728	71.54	196,728	71.54	—	—	—	—	—

Total 2011	2,750	$196,728	$71.54	$196,728	$71.54	—	$—	$—	$—	$—

Q1 2012	9,911	$883,651	$89.16	$883,651	$89.16	—	$—	$—	$—	$—
Q2 2012	80,891	6,522,362	80.63	6,522,362	80.63	—	—	—	—	—
Q3 2012	216,529	21,034,277	97.14	21,034,277	97.14	—	—	—	—	—
Q4 2012	25,426	2,084,803	81.99	2,114,385	83.16	—	—	—	—	—

Total 2012	332,757	$30,525,093	$91.73	$30,554,675	$91.82	—	$—	$—	$—	$—

	Retail					Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2011	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2011	—	—	—	—	—	—	—	—	—	—
Q3 2011	—	—	—	—	—	—	—	—	—	—
Q4 2011	—	—	—	—	—	2,750	196,728	71.54	196,728	71.54	(4)

Total 2011	—	$—	$—	$—	$—	2,750	$196,728	$71.54	$196,728	$71.54

Q1 2012	1,016	$126,709	$124.71	$126,709	$124.71	10,927	$1,010,360	$92.46	$1,010,360	$92.46
Q2 2012	243	51,251	210.91	51,251	210.91	81,134	6,573,613	81.02	6,573,613	81.02
Q3 2012	350	24,808	70.88	24,808	70.88	216,879	21,059,085	97.10	21,059,085	97.10
Q4 2012	719	51,275	71.31	52,063	72.41	26,145	2,136,078	81.70	2,166,448	82.86

Total 2012	2,328	$254,043	$109.12	$254,831	$109.46	335,085	$30,779,136	$91.85	$30,809,506	$91.95

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Represents leases that were occupied as of and expired on 12/31/2011.

Boston Properties, Inc.

Fourth Quarter 2011

IN-SERVICE PRINCETON REGION PROPERTIES

Lease Expirations - Princeton Region (1) (2) (3)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2011	10,060	$401,072	$39.87	$401,072	$39.87	—	$—	$—	$—	$—
2012	34,848	1,104,382	31.69	1,234,983	35.44	—	—	—	—	—
2013	240,979	8,101,430	33.62	8,107,023	33.64	—	—	—	—	—
2014	676,176	22,309,293	32.99	22,697,294	33.57	—	—	—	—	—
2015	190,584	5,914,395	31.03	6,206,381	32.57	—	—	—	—	—
2016	79,160	2,557,377	32.31	2,702,782	34.14	—	—	—	—	—
2017	162,499	5,509,029	33.90	5,766,350	35.49	—	—	—	—	—
2018	18,927	565,259	29.87	622,040	32.87	—	—	—	—	—
2019	195,526	5,728,754	29.30	6,624,194	33.88	—	—	—	—	—
2020	—	—	—	—	—	—	—	—	—	—
Thereafter	227,082	7,786,297	34.29	8,674,369	38.20	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2011	—	$—	$—	$—	$—	10,060	$401,072	$39.87	$401,072	$39.87
2012	—	—	—	—	—	34,848	1,104,382	31.69	1,234,983	35.44
2013	—	—	—	—	—	240,979	8,101,430	33.62	8,107,023	33.64
2014	—	—	—	—	—	676,176	22,309,293	32.99	22,697,294	33.57
2015	—	—	—	—	—	190,584	5,914,395	31.03	6,206,381	32.57
2016	—	—	—	—	—	79,160	2,557,377	32.31	2,702,782	34.14
2017	—	—	—	—	—	162,499	5,509,029	33.90	5,766,350	35.49
2018	—	—	—	—	—	18,927	565,259	29.87	622,040	32.87
2019	—	—	—	—	—	195,526	5,728,754	29.30	6,624,194	33.88
2020	—	—	—	—	—	—	—	—	—	—
Thereafter	—	—	—	—	—	227,082	7,786,297	34.29	8,674,369	38.20

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

Fourth Quarter 2011

IN-SERVICE PRINCETON REGION PROPERTIES

Quarterly Lease Expirations - Princeton Region (1) (2) (3)

	OFFICE					OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2011	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2011	—	—	—	—	—	—	—	—	—	—
Q3 2011	—	—	—	—	—	—	—	—	—	—
Q4 2011	10,060	401,072	39.87	401,072	39.87	—	—	—	—	—

Total 2011	10,060	$401,072	$39.87	$401,072	$39.87	—	$—	$—	$—	$—

Q1 2012	12,904	$398,412	$30.88	$529,013	$41.00	—	$—	$—	$—	$—
Q2 2012	7,004	236,131	33.71	236,131	33.71	—	—	—	—	—
Q3 2012	10,870	442,902	40.75	442,902	40.75	—	—	—	—	—
Q4 2012	4,070	26,937	6.62	26,937	6.62	—	—	—	—	—

Total 2012	34,848	$1,104,382	$31.69	$1,234,983	$35.44	—	$—	$—	$—	$—

	Retail					Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2011	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2011	—	—	—	—	—	—	—	—	—	—
Q3 2011	—	—	—	—	—	—	—	—	—	—
Q4 2011	—	—	—	—	—	10,060	401,072	39.87	401,072	39.87	(4)

Total 2011	—	$—	$—	$—	$—	10,060	$401,072	$39.87	$401,072	$39.87

Q1 2012	—	$—	$—	$—	$—	12,904	$398,412	$30.88	$529,013	$41.00
Q2 2012	—	—	—	—	—	7,004	236,131	33.71	236,131	33.71
Q3 2012	—	—	—	—	—	10,870	442,902	40.75	442,902	40.75
Q4 2012	—	—	—	—	—	4,070	26,937	6.62	26,937	6.62

Total 2012	—	$—	$—	$—	$—	34,848	$1,104,382	$31.69	$1,234,983	$35.44

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Represents leases that were occupied as of and expired on 12/31/2011.

Boston Properties, Inc.

Fourth Quarter 2011

IN-SERVICE SAN FRANCISCO REGION PROPERTIES

Lease Expirations - San Francisco Region (1) (2) (3)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2011	93,439	$3,410,868	$36.50	$3,410,868	$36.50	—	$—	$—	$—	$—
2012	133,937	6,501,288	48.54	6,260,463	46.74	—	—	—	—	—
2013	520,181	14,578,933	28.03	15,050,493	28.93	—	—	—	—	—
2014	507,365	21,225,650	41.84	21,883,102	43.13	—	—	—	—	—
2015	528,713	21,197,898	40.09	22,067,010	41.74	—	—	—	—	—
2016	1,092,449	46,388,463	42.46	47,653,620	43.62	—	—	—	—	—
2017	431,905	16,834,241	38.98	18,453,245	42.73	—	—	—	—	—
2018	80,580	5,317,779	65.99	5,392,467	66.92	—	—	—	—	—
2019	92,776	4,121,929	44.43	4,529,270	48.82	—	—	—	—	—
2020	469,990	27,088,409	57.64	28,999,722	61.70	—	—	—	—	—
Thereafter	268,669	12,097,536	45.03	13,491,366	50.22	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2011	3,917	$144,692	$36.94	$144,692	$36.94	97,356	$3,555,559	$36.52	$3,555,559	$36.52
2012	59,343	1,919,090	32.34	1,959,642	33.02	193,280	8,420,378	43.57	8,220,105	42.53
2013	40,358	2,275,298	56.38	2,294,313	56.85	560,539	16,854,231	30.07	17,344,806	30.94
2014	14,066	809,910	57.58	821,962	58.44	521,431	22,035,560	42.26	22,705,064	43.54
2015	34,639	1,929,396	55.70	1,992,750	57.53	563,352	23,127,294	41.05	24,059,760	42.71
2016	31,596	1,560,463	49.39	1,582,235	50.08	1,124,045	47,948,926	42.66	49,235,855	43.80
2017	14,830	830,187	55.98	921,920	62.17	446,735	17,664,427	39.54	19,375,165	43.37
2018	16,919	878,428	51.92	942,579	55.71	97,499	6,196,206	63.55	6,335,045	64.98
2019	5,642	302,012	53.53	345,624	61.26	98,418	4,423,941	44.95	4,874,894	49.53
2020	13,451	463,888	34.49	507,188	37.71	483,441	27,552,297	56.99	29,506,910	61.04
Thereafter	20,244	1,067,310	52.72	1,172,404	57.91	288,913	13,164,845	45.57	14,663,770	50.75

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

Fourth Quarter 2011

IN-SERVICE SAN FRANCISCO REGION PROPERTIES

Quarterly Lease Expirations - San Francisco Region (1) (2) (3)

	OFFICE					OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2011	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2011	—	—	—	—	—	—	—	—	—	—
Q3 2011	—	—	—	—	—	—	—	—	—	—
Q4 2011	93,439	3,410,868	36.50	3,410,868	36.50	—	—	—	—	—

Total 2011	93,439	$3,410,868	$36.50	$3,410,868	$36.50	—	$—	$—	$—	$—

Q1 2012	9,409	$701,921	$74.60	$701,921	$74.60	—	$—	$—	$—	$—
Q2 2012	10,581	461,661	43.63	461,661	43.63	—	—	—	—	—
Q3 2012	77,076	3,600,440	46.71	3,199,208	41.51	—	—	—	—	—
Q4 2012	36,871	1,737,266	47.12	1,897,674	51.47	—	—	—	—	—

Total 2012	133,937	$6,501,288	$48.54	$6,260,463	$46.74	—	$—	$—	$—	$—

	Retail					Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2011	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2011	—	—	—	—	—	—	—	—	—	—
Q3 2011	—	—	—	—	—	—	—	—	—	—
Q4 2011	3,917	144,692	36.94	144,692	36.94	97,356	3,555,559	36.52	3,555,559	36.52

Total 2011	3,917	$144,692	$36.94	$144,692	$36.94	97,356	$3,555,559	$36.52	$3,555,559	$36.52	(4)

Q1 2012	3,599	$247,003	$68.63	$247,003	$68.63	13,008	$948,924	$72.95	$948,924	72.95
Q2 2012	4,358	248,080	56.93	248,080	56.93	14,939	709,741	47.51	709,741	47.51
Q3 2012	9,258	763,926	82.52	804,478	86.90	86,334	4,364,366	50.55	4,003,686	46.37
Q4 2012	42,128	660,081	15.67	660,081	15.67	78,999	2,397,347	30.35	2,557,754	32.38

Total 2012	59,343	$1,919,090	$32.34	$1,959,642	$33.02	193,280	$8,420,378	$43.57	$8,220,105	$42.53

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Represents leases that were occupied as of and expired on 12/31/2011.

Boston Properties, Inc.

Fourth Quarter 2011

IN-SERVICE WASHINGTON, DC REGION PROPERTIES

Lease Expirations - Washington, DC Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2011	—	$—	$—	$—	$—		—	$—	$—	$—	$—
2012	869,732	41,204,278	47.38	41,484,640	47.70	(4)(5)	175,445	3,358,037	19.14	3,406,877	19.42
2013	218,694	15,894,393	72.68	16,142,942	73.82	(4)	7,479	148,998	19.92	152,025	20.33
2014	1,077,173	43,208,420	40.11	50,422,858	46.81		228,020	4,304,640	18.88	4,453,053	19.53
2015	650,095	30,372,524	46.72	32,628,149	50.19		166,224	4,017,722	24.17	4,075,257	24.52
2016	566,408	22,146,909	39.10	24,718,422	43.64		33,400	701,526	21.00	773,838	23.17
2017	879,348	47,791,398	54.35	50,881,616	57.86		—	—	—	—	—
2018	315,891	15,456,938	48.93	18,129,483	57.39		—	—	—	—	—
2019	826,957	39,026,955	47.19	43,830,696	53.00		—	—	—	—	—
2020	1,099,448	48,186,946	43.83	56,231,159	51.14		79,971	1,277,245	15.97	1,277,245	15.97
Thereafter	2,184,336	109,283,251	50.03	138,701,984	63.50		57,321	917,136	16.00	917,136	16.00

	Retail						Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2011	—	$—	$—	$—	$—		—	$—	$—	$—	$—
2012	7,796	329,212	42.23	329,212	42.23		1,052,973	44,891,526	42.63	45,220,728	42.95	(5)
2013	8,199	417,375	50.91	426,866	52.06		234,372	16,460,766	70.23	16,721,833	71.35
2014	12,053	654,446	54.30	679,433	56.37		1,317,246	48,167,507	36.57	55,555,343	42.18
2015	28,947	1,419,616	49.04	1,491,250	51.52		845,266	35,809,862	42.37	38,194,656	45.19
2016	26,276	1,305,447	49.68	1,352,742	51.48		626,084	24,153,882	38.58	26,845,001	42.88
2017	24,412	1,093,212	44.78	1,163,965	47.68		903,760	48,884,610	54.09	52,045,581	57.59
2018	44,148	2,376,060	53.82	2,643,423	59.88		360,039	17,832,998	49.53	20,772,906	57.70
2019	29,933	1,298,680	43.39	1,433,507	47.89		856,890	40,325,635	47.06	45,264,202	52.82
2020	17,495	788,373	45.06	900,678	51.48		1,196,914	50,252,564	41.99	58,409,083	48.80
Thereafter	231,452	9,885,147	42.71	12,970,963	56.04		2,473,109	120,085,534	48.56	152,590,083	61.70

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes 117,740 square feet of Sensitive Compartmented Information Facility (SCIF) space. Excluding the SCIF space from 2012 and 2013, the current and future expiring rental rate would be $42.18 per square foot and $42.51 per square foot, respectively, for 2012 and $41.38 per square foot and $43.33 per square foot, respectively, for 2013.
(5)	Includes 255,244 square feet of space to be taken out of service for redevelopment. See page 48 for further details.

Boston Properties, Inc.

Fourth Quarter 2011

IN-SERVICE WASHINGTON, DC REGION PROPERTIES

Quarterly Lease Expirations - Washington, DC Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2011	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2011	—	—	—	—	—		—	—	—	—	—
Q3 2011	—	—	—	—	—		—	—	—	—	—
Q4 2011	—	—	—	—	—		—	—	—	—	—

Total 2011	—	$—	$—	$—	$—		—	$—	$—	$—	$—

Q1 2012	364,881	$15,759,830	$43.19	$15,893,468	$43.56		13,408	$286,790	$21.39	$286,790	$21.39
Q2 2012	309,175	16,071,906	51.98	16,077,602	52.00		26,388	288,126	10.92	288,126	10.92
Q3 2012	88,458	4,078,513	46.11	4,080,636	46.13		52,050	1,002,843	19.27	1,002,843	19.27
Q4 2012	107,218	5,294,029	49.38	5,432,934	50.67		83,599	1,780,278	21.30	1,829,118	21.88

Total 2012	869,732	$41,204,278	$47.38	$41,484,640	$47.70	(4)(5)	175,445	$3,358,037	$19.14	$3,406,877	$19.42

	Retail						Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2011	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2011	—	—	—	—	—		—	—	—	—	—
Q3 2011	—	—	—	—	—		—	—	—	—	—
Q4 2011	—	—	—	—	—		—	—	—	—	—

Total 2011	—	$—	$—	$—	$—		—	$—	$—	$—	$—

Q1 2012	585	$21,882	$37.41	$21,882	$37.41		378,874	$16,068,502	$42.41	$16,202,140	$42.76
Q2 2012	—	—	—	—	—		335,563	16,360,032	48.75	16,365,728	48.77
Q3 2012	—	—	—	—	—		140,508	5,081,356	36.16	5,083,479	36.18
Q4 2012	7,211	307,330	42.62	307,330	42.62		198,028	7,381,637	37.28	7,569,381	38.22

Total 2012	7,796	$329,212	$42.23	$329,212	$42.23		1,052,973	$44,891,526	$42.63	$45,220,728	$42.95	(5)

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes 43,184 square feet of Sensitive Compartmented Information Facility (SCIF) space. Excluding the SCIF space, current and future expiring rents would be $42.18 per square foot and $42.51 per square foot, respectively, in 2012.
(5)	Includes 255,244 square feet of space to be taken out of service for redevelopment. See page 48 for further details.

Boston Properties, Inc.

Fourth Quarter 2011

CBD PROPERTIES

Lease Expirations (1) (2) (3) (4)

	Boston						San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2011	5,056	$293,450	$58.04	$293,450	$58.04		13,364	$656,511	$49.13	$656,511	$49.13
2012	186,929	11,065,762	59.20	10,874,850	58.18	(5)	175,831	7,836,398	44.57	7,630,135	43.39
2013	372,023	22,046,262	59.26	22,019,771	59.19		235,459	11,412,477	48.47	11,557,927	49.09
2014	967,651	39,641,384	40.97	39,838,233	41.17		295,860	13,387,911	45.25	13,754,868	46.49
2015	917,974	49,092,994	53.48	49,837,211	54.29		300,334	14,386,922	47.90	14,557,108	48.47
2016	504,694	33,612,195	66.60	33,831,081	67.03	(6)	974,692	43,946,083	45.09	44,756,462	45.92
2017	227,137	12,948,277	57.01	14,832,486	65.30		229,817	11,088,824	48.25	11,597,045	50.46
2018	317,593	15,606,982	49.14	16,323,125	51.40		97,499	6,196,206	63.55	6,335,045	64.98
2019	384,773	19,719,685	51.25	21,389,707	55.59		98,418	4,423,941	44.95	4,874,894	49.53
2020	264,948	12,638,722	47.70	14,009,837	52.88		469,281	26,908,912	57.34	28,751,470	61.27
Thereafter	2,414,778	126,247,498	52.28	152,149,915	63.01		288,913	13,164,845	45.57	14,663,770	50.75

	New York						Washington, DC
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2011	2,750	$196,728	$71.54	$196,728	$71.54		—	$—	$—	$—	$—
2012	335,085	30,779,136	91.85	30,809,506	91.95		160,294	6,923,815	43.19	6,926,682	43.21
2013	112,754	10,999,186	97.55	11,006,395	97.61		37,307	1,909,700	51.19	1,960,032	52.54
2014	169,054	17,209,409	101.80	17,667,313	104.51		624,068	25,654,474	41.11	31,929,762	51.16
2015	244,534	35,051,258	143.34	39,019,959	159.57		352,837	19,933,724	56.50	21,177,339	60.02
2016	798,079	80,406,835	100.75	78,242,191	98.04		63,655	3,127,871	49.14	3,401,735	53.44
2017	1,466,613	132,023,213	90.02	150,779,003	102.81		780,553	43,764,726	56.07	46,066,484	59.02
2018	186,547	22,818,913	122.32	24,623,680	132.00		93,634	5,756,187	61.48	6,483,569	69.24
2019	1,011,603	82,140,074	81.20	88,605,903	87.59		407,130	22,470,850	55.19	25,935,629	63.70
2020	1,347,341	101,098,673	75.04	110,369,132	81.92		455,073	22,391,858	49.20	26,252,608	57.69
Thereafter	2,567,935	209,684,551	81.65	256,259,980	99.79		1,282,150	72,569,234	56.60	93,795,331	73.15

	Princeton						Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2011	—	$—	$—	$—	$—		—	$—	$—	$—	$—
2012	—	—	—	—	—		—	—	—	—	—
2013	—	—	—	—	—		—	—	—	—	—
2014	—	—	—	—	—		—	—	—	—	—
2015	—	—	—	—	—		—	—	—	—	—
2016	—	—	—	—	—		—	—	—	—	—
2017	—	—	—	—	—		—	—	—	—	—
2018	—	—	—	—	—		—	—	—	—	—
2019	—	—	—	—	—		—	—	—	—	—
2020	—	—	—	—	—		—	—	—	—	—
Thereafter	—	—	—	—	—		—	—	—	—	—

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes 133,604 square feet of leased premised in properties under development.
(5)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $52.23 per square foot and $52.71 per square foot, respectively, in 2012.
(6)	Includes 225,532 square feet of research/laboratory space. Excluding the research/laboratory space, current and future expiring rents would be $50.62 per square foot and $51.42 per square foot, respectively, in 2016.

Boston Properties, Inc.

Fourth Quarter 2011

SUBURBAN PROPERTIES

Lease Expirations (1) (2) (3)

	Boston					San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2011	61,283	$1,884,022	$30.74	$1,884,022	$30.74	83,992	$2,899,049	$34.52	$2,899,049	$34.52
2012	561,347	18,306,878	32.61	18,391,684	32.76	17,449	583,980	33.47	589,970	33.81
2013	350,190	11,394,191	32.54	11,532,956	32.93	325,080	5,441,754	16.74	5,786,879	17.80
2014	238,976	7,601,209	31.81	7,785,085	32.58	225,571	8,647,649	38.34	8,950,196	39.68
2015	591,535	17,863,915	30.20	19,503,162	32.97	263,018	8,740,372	33.23	9,502,652	36.13
2016	574,702	18,518,718	32.22	20,064,891	34.91	149,353	4,002,843	26.80	4,479,393	29.99
2017	388,580	11,612,365	29.88	12,545,006	32.28	216,918	6,575,603	30.31	7,778,120	35.86
2018	85,816	2,492,648	29.05	2,982,490	34.75	—	—	—	—	—
2019	294,799	11,926,617	40.46	13,013,203	44.14	—	—	—	—	—
2020	183,486	3,754,917	20.46	3,754,917	20.46	14,160	643,385	45.44	755,439	53.35
Thereafter	1,112,561	35,308,715	31.74	38,972,532	35.03	—	—	—	—	—

	New York					Washington, DC
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2011	—	$—	$—	$—	$—	—	$—	$—	$—	$—
2012	—	—	—	—	—	892,679	37,967,712	42.53	38,294,046	42.90	(4)(5)
2013	—	—	—	—	—	197,065	14,551,065	73.84	14,761,800	74.91	(4)
2014	—	—	—	—	—	693,178	22,513,033	32.48	23,625,581	34.08
2015	—	—	—	—	—	492,429	15,876,138	32.24	17,017,317	34.56
2016	—	—	—	—	—	562,429	21,026,012	37.38	23,443,266	41.68
2017	—	—	—	—	—	123,207	5,119,884	41.56	5,979,097	48.53
2018	—	—	—	—	—	266,405	12,076,812	45.33	14,289,337	53.64
2019	—	—	—	—	—	449,760	17,854,785	39.70	19,328,573	42.98
2020	—	—	—	—	—	741,841	27,860,707	37.56	32,156,475	43.35
Thereafter	—	—	—	—	—	1,190,959	47,516,300	39.90	58,794,752	49.37

	Princeton					Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2011	10,060	$401,072	$39.87	$401,072	$39.87	—	$—	$—	$—	$—
2012	34,848	1,104,382	31.69	1,234,983	35.44	—	—	—	—	—
2013	240,979	8,101,430	33.62	8,107,023	33.64	—	—	—	—	—
2014	676,176	22,309,293	32.99	22,697,294	33.57	—	—	—	—	—
2015	190,584	5,914,395	31.03	6,206,381	32.57	—	—	—	—	—
2016	79,160	2,557,377	32.31	2,702,782	34.14	—	—	—	—	—
2017	162,499	5,509,029	33.90	5,766,350	35.49	—	—	—	—	—
2018	18,927	565,259	29.87	622,040	32.87	—	—	—	—	—
2019	195,526	5,728,754	29.30	6,624,194	33.88	—	—	—	—	—
2020	—	—	—	—	—	—	—	—	—	—
Thereafter	227,082	7,786,297	34.29	8,674,369	38.20	—	—	—	—	—

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes 117,599 square feet of Sensitive Compartmented Information Facility (SCIF) space. Excluding the SCIF space from 2012 and 2013, the current and future expiring rental rate would be $41.94 per square foot and $42.34 per square foot, respectively, for 2012 and $33.80 per square foot and $36.24 per square foot, respectively, for 2013.
(5)	Includes 255,244 square feet of space to be taken out of service for redevelopment, see page 48 for further details.

Boston Properties, Inc.

Fourth Quarter 2011

HOTEL PERFORMANCE

Cambridge Center Marriott

	Fourth Quarter 2011	Fourth Quarter 2010	Percent Change	Year to Date 2011	Year to Date 2010	Percent Change

Occupancy	74.6%	72.4%	3.0%	78.2%	77.9%	0.8%
Average Daily Rate	$227.08	$218.99	3.7%	$210.45	$197.29	4.6%
Revenue per available room	$169.51	$158.65	6.8%	$164.15	$153.65	6.8%

RESIDENTIAL PERFORMANCE

Residences on The Avenue

located at 2221 I Street, NW Washington, DC

	Fourth Quarter 2011	Fourth Quarter 2010	Percent Change

Average Rental Rate (1)	$3,219	N/A	N/A
Average Rental Rate Per Occupied Square Foot (1)	$3.94	N/A	N/A
Physical Occupancy (1) (2)	75.5%	N/A	N/A
Economic Occupancy (2)	65.2%	N/A	N/A
Net Operating Income (3)	$799,565	N/A	N/A

The Lofts at Atlantic Wharf

Boston, MA

	Fourth Quarter 2011	Fourth Quarter 2010	Percent Change

Average Rental Rate (4)	$3,494	N/A	N/A
Average Rental Rate Per Occupied Square Foot (4)	$4.12	N/A	N/A
Physical Occupancy (4) (2)	80.2%	N/A	N/A
Economic Occupancy (2)	72.7%	N/A	N/A
Net Operating Income (5)	$450,205	N/A	N/A

(1)	Excludes 49,528 square feet of retail space which is 100% occupied.
(2)	For disclosures related to our definition of Physical and Economic Occupancy, see page 52.
(3)	Includes 49,528 square feet of retail space, which had revenue of approximately $605,848 for the quarter ended December 31, 2011.
(4)	Excludes 8,994 square feet of retail space which is 61% occupied.
(5)	Includes 8,994 square feet of retail space, which had revenue of approximately $38,749 for the quarter ended December 31, 2011.

Boston Properties, Inc.

Fourth Quarter 2011

OCCUPANCY ANALYSIS

Same Property Occupancy(1) - By Location

	CBD		Suburban		Total
Location	31-Dec-11	31-Dec-10	31-Dec-11	31-Dec-10	31-Dec-11	31-Dec-10

Boston	90.1%	93.1%	86.7%	83.2%	88.5%	88.3%
New York	97.8%	98.1%	n/a	n/a	97.8%	98.1%
Princeton	n/a	n/a	75.8%	80.8%	75.8%	80.8%
San Francisco	92.0%	91.8%	77.4%	95.6%	87.6%	92.9%
Washington, DC	97.2%	97.7%	96.9%	96.9%	97.0%	97.2%

Total Portfolio	94.9%	95.8%	88.0%	89.7%	92.1%	93.3%

Same Property Occupancy(1) - By Type of Property

	CBD		Suburban		Total
	31-Dec-11	31-Dec-10	31-Dec-11	31-Dec-10	31-Dec-11	31-Dec-10

Total Office Portfolio	94.8%	95.7%	87.7%	90.3%	92.0%	93.6%
Total Office/Technical Portfolio	100.0%	100.0%	90.9%	83.3%	92.6%	86.6%

Total Portfolio	94.9%	95.8%	88.0%	89.7%	92.1%	93.3%

(1)	For disclosures related to our definition of Same Property, see page 51.

Boston Properties, Inc.

Fourth Quarter 2011

SAME PROPERTY PERFORMANCE

Office, Office/Technical and Hotel Properties

	Office	Office/ Technical	Hotel (1)	Total
Number of Properties	117	18	1	136
Square feet	33,274,190	1,526,739	332,455	35,133,384
Percent of properties in-service	89.1%	100.0%	100.0%	89.6%
Occupancy @ 12/31/2010	93.6%	86.6%	—	93.3%
Occupancy @ 12/31/2011	92.0%	92.6%	—	92.1%
Percent change from 4th quarter 2011 over 4th quarter 2010 (2):
Rental revenue	-0.9%	5.8%	10.7%
Operating expenses and real estate taxes	1.8%	17.9%	6.2%
Consolidated Net Operating Income (3) - excluding hotel				-2.2	% (2)
Consolidated Net Operating Income (3) - Hotel				22.3	% (2)
Net Operating Income - BXP’s share of unconsolidated joint ventures (3) (4)				5.2	% (2)
Portfolio Net Operating Income (3)				-0.6%

Rental revenue - cash basis	1.9%	10.6%	10.1%
Consolidated Net Operating Income (3) - cash basis (5) excluding hotel	1.9%	7.4%		2.1	% (2)
Consolidated Net Operating Income (3) - cash basis (5) - Hotel				20.2	% (2)
Net Operating Income - cash basis (5) - BXP’s share of unconsolidated joint ventures				4.7	% (2)
Portfolio Net Operating Income (3) - cash basis (5)				2.6%

Same Property Lease Analysis - quarter ended December 31, 2011

	Office	Office/ Technical	Total
Vacant space available @ 10/1/2011 (sf)	2,652,835	125,719	2,778,554
Square footage of leases expiring or terminated 10/1/2011-12/31/2011	1,050,703	69,928	1,120,631

Total space for lease (sf)	3,703,538	195,647	3,899,185

New tenants (sf)	675,514	50,000	725,514
Renewals (sf)	377,229	33,400	410,629

Total space leased (sf)	1,052,743	83,400	1,136,143

Space available @ 12/31/2011 (sf)	2,650,795	112,247	2,763,042

Net (increase)/decrease in available space (sf)	2,040	13,472	15,512
2nd generation Average lease term (months)	104	100	104
2nd generation Average free rent (days)	107	110	107
2nd generation TI/Comm PSF	$52.43	$34.63	$51.13
Increase (decrease) in 2nd generation gross rents (6)	2.10%	1.40%	2.09%
Increase (decrease) in 2nd generation net rents (6)	2.03%	1.72%	2.03%

(1)	Includes revenue and expenses from retail tenants at the hotel property.
(2)	See page 44 for a quantitative reconciliation of Same Property Net Operating Income (NOI) by reportable segment.
(3)	For a quantitative reconciliation of NOI to net income available to common shareholders, see page 43. For disclosures relating to our use of Portfolio NOI and Consolidated NOI, see page 51.
(4)	For disclosures related to the calculation of NOI from unconsolidated joint ventures, see page 17.
(5)	For a quantitative reconciliation of NOI to NOI on a cash basis, see page 43.
(6)	Represents change in rents on a “cash to cash” basis (actual rent at time of expiration vs. initial rent of new lease) and for only 2nd generation space after eliminating any space vacant for more than 12 months. The total footage being weighted is 907,435 square feet.

Boston Properties, Inc.

Fourth Quarter 2011

Reconciliation of Net Operating Income to Net Income

	For the three months ended
	December 31, 2011	December 31, 2010
	(in thousands)

Net income (loss) attributable to Boston Properties, Inc.	$101,644	$(12,903)
Net income (loss) attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	12,517	(1,555)
Noncontrolling interest - redeemable preferred units of the Operating Partnership	842	795
Noncontrolling interests in property partnerships	440	907

Net income (loss)	115,443	(12,756)

Add:
Losses from early extinguishment of debt	1,494	81,662
Interest expense	103,967	92,192
Losses (gains) from investments in securities	(38)	(682)
Depreciation and amortization	109,181	92,763
Acquisition costs	19	721
General and administrative expense	19,390	17,121

Subtract:
Income from unconsolidated joint ventures	(57,712)	(9,834)
Interest and other income	(1,179)	(1,691)
Development and management services income	(8,729)	(6,964)

Consolidated Net Operating Income	281,836	252,532
Net Operating Income from unconsolidated joint ventures (BXP’s share) (1)	58,108	58,302

Combined Net Operating Income	339,944	310,834
Subtract:
Net Operating Income from Value-Added Fund (BXP’s share)	(1,208)	(1,192)

Portfolio Net Operating Income	$338,736	$309,642

Same Property Net Operating Income	299,283	301,197
Net operating income from non Same Properties (2)	32,285	6,235
Termination income	7,168	2,210

Portfolio Net Operating Income	$338,736	$309,642

Same Property Net Operating Income	299,283	301,197
Less straight-line rent and fair value lease revenue	28,548	37,384

Same Property Net Operating Income - cash basis	$270,735	$263,813

(1)	For disclosures related to the calculation of Net Operating Income from unconsolidated joint ventures, see page 17.
(2)	Pages 20-22 indicate by footnote the properties which are not included as part of Same Property Net Operating Income.

Boston Properties, Inc.

Fourth Quarter 2011

Same Property Net Operating Income by Reportable Segment

(in thousands)

	Office				Office/Technical
	For the three months ended		$	%	For the three months ended		$	%
	31-Dec-11	31-Dec-10	Change	Change	31-Dec-11	31-Dec-10	Change	Change

Rental Revenue	360,904	359,842			12,213	$11,494
Less Termination Income	6,433	2,175			49	—

Rental revenue - subtotal	354,471	357,667	$(3,196)	-0.9%	12,164	11,494	$670	5.8%

Operating expenses and real estate taxes	122,801	120,591	2,210	1.8%	3,900	3,308	592	17.9%

Net Operating Income (1)	$231,670	$237,076	$(5,406)	-2.3%	$8,264	$8,186	$78	1.0%

Rental revenue - subtotal	$354,471	$357,667			$12,164	$11,494

Less straight line rent and fair value lease revenue	7,580	17,196	(9,616)	-55.9%	(30)	466	(496)	-106.4%

Rental revenue - cash basis	346,891	340,471	6,420	1.9%	12,194	11,028	1,166	10.6%

Less:
Operating expenses and real estate taxes	122,801	120,591	2,210	1.8%	3,900	3,308	592	17.9%

Net Operating Income (2) - cash basis	$224,090	$219,880	$4,210	1.9%	$8,294	$7,720	$574	7.4%

	Sub-Total				Hotel
	For the three months ended		$	%	For the three months ended		$	%
	31-Dec-11	31-Dec-10	Change	Change	31-Dec-11	31-Dec-10	Change	Change

Rental Revenue	$373,117	$371,336			$11,632	$10,510
Less Termination Income	6,482	2,175			—	—

Rental revenue - subtotal	366,635	369,161	$(2,526)	-0.7%	11,632	10,510	$1,122	10.7%

Operating expenses and real estate taxes	126,701	123,899	2,802	2.3%	8,076	7,602	474	6.2%

Net Operating Income (1)	$239,934	$245,262	$(5,328)	-2.2%	$3,556	$2,908	$648	22.3%

Rental revenue - subtotal	$366,635	$369,161			$11,632	$10,510

Less straight line rent and fair value lease revenue	7,550	17,662	(10,112)	-57.3%	60	(1)	61	6100.0%

Rental revenue - cash basis	359,085	351,499	7,586	2.2%	11,572	10,511	1,061	10.1%

Less:
Operating expenses and real estate taxes	126,701	123,899	2,802	2.3%	8,076	7,602	474	6.2%

Net Operating Income (2) - cash basis	$232,384	$227,600	$4,784	2.1%	$3,496	$2,909	$587	20.2%

	Unconsolidated Joint Ventures (3)				Total
	For the three months ended		$	%	For the three months ended		$	%
	31-Dec-11	31-Dec-10	Change	Change	31-Dec-11	31-Dec-10	Change	Change

Rental Revenue	76,966	$73,376			$461,715	$455,222
Less Termination Income	705	35			7,187	2,210

Rental revenue - subtotal	76,261	73,341	$2,920	4.0%	454,528	453,012	$1,516	0.3%

Operating expenses and real estate taxes	20,468	20,314	154	0.8%	155,245	151,815	3,430	2.3%

Net Operating Income (1)	$55,793	$53,027	$2,766	5.2%	$299,283	$301,197	$(1,914)	-0.6%

Rental revenue - subtotal	$76,261	$73,341			$454,528	$453,012

Less straight line rent and fair value lease revenue	20,938	19,723	1,215	6.2%	28,548	37,384	(8,836)	-23.6%

Rental revenue - cash basis	55,323	53,618	1,705	3.2%	425,980	415,628	10,352	2.5%

Less:
Operating expenses and real estate taxes	20,468	20,314	154	0.8%	155,245	151,815	3,430	2.3%

Net Operating Income (2) - cash basis	$34,855	$33,304	$1,551	4.7%	$270,735	$263,813	$6,922	2.6%

(1)	For a quantitative reconciliation of net operating income (NOI) to net income available to common shareholders, see page 43. For disclosures relating to our use of NOI see page 51.
(2)	For a quantitative reconciliation of NOI to NOI on a cash basis see page 43. For disclosures relating to our use of NOI see page 51.
(3)	Does not include the Value-Added Fund.

Boston Properties, Inc.

Fourth Quarter 2011

LEASING ACTIVITY

All In-Service Properties - quarter ended December 31, 2011

	Office	Office/ Technical	Total
Vacant space available @ 10/1/2011 (sf)	3,171,872	188,195	3,360,067
Property dispositions/ assets taken out of service (sf)	(164,866)	(62,476)	(227,342)
Property acquisitions (sf)	—	—	—
Assets placed in-service (sf)	264,672	—	264,672
Leases expiring or terminated 10/1/2011-12/31/2011 (sf)	1,206,656	69,928	1,276,584

Total space for lease (sf)	4,478,334	195,647	4,673,981

New tenants (sf)	831,601	50,000	881,601
Renewals (sf)	387,828	33,400	421,228

Total space leased (sf)	1,219,429	83,400	1,302,829 (1)

Space available @ 12/31/2011 (sf)	3,258,905	112,247	3,371,152

Net (increase)/decrease in available space (sf)	(87,033)	75,948	(11,085)
2nd generation Average lease term (months)	102	100	102
2nd generation Average free rent (days)	107	110	107
2nd generation TI/Comm PSF	$52.36	$34.63	$51.11
Increase (decrease) in 2nd generation gross rents (2)	1.99%	1.40%	1.98%
Increase (decrease) in 2nd generation net rents (3)	1.89%	1.72%	1.88%

	All leases 1st Generation	All leases 2nd Generation	Incr (decr) in 2nd gen. gross cash rents (2)	Incr (decr) in 2nd gen. net cash rents (3)	Total Leased (4)	Total square feet of leases executed in the quarter (5)
Boston	5,514	352,435	12.40%	19.17%	357,949	301,758
New York	66,544	76,019	11.30%	16.19%	142,563	141,610
Princeton	—	21,983	5.57%	7.96%	21,983	43,024
San Francisco	—	262,994	-18.89%	-26.23%	262,994	341,715
Washington, DC	45,851	471,489	2.52%	2.53%	517,340	464,719

	117,909	1,184,920	1.98%	1.88%	1,302,829	1,292,826

(1)	Details of 1st and 2nd generation space is located in chart below.
(2)	Represents increase (decrease) in gross rent (total base rent and expense reimbursements), comparing the change in rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 918,034.
(3)	Represents increase (decrease) in net rent (base rent less base year expense), comparing the rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 918,034.
(4)	Represents leases for which rental revenue has commenced in accordance with GAAP during the quarter.
(5)	Represents leases executed in the quarter for which the GAAP impact may be recognized in the current or future quarters, including properties currently under development. The total square feet of leases executed in the current quarter and recognized in the current quarter is 404,479.

Boston Properties, Inc.

Fourth Quarter 2011

HISTORICALLY GENERATED CAPITAL EXPENDITURES,

TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS

Historical Capital Expenditures

(in thousands)

	Q4 2011	Q3 2011		Q2 2011		Q1 2011	2010		2009	2008

Recurring capital expenditures	$18,299	$7,120		$2,785		$1,130	$13,988		$27,813	$29,781

Planned non-recurring capital expenditures associated with acquisition properties	2,465	1,042		731		120	395		865	3,203

Hotel improvements, equipment upgrades and replacements	799	1,239	(1)	1,478	(2)	494	2,262	(3)	1,515	2,317	(4)

	$21,563	$9,401		$4,994		$1,744	$16,645		$30,193	$35,301

2nd Generation Tenant Improvements and Leasing Commissions

	Q4 2011	Q3 2011	Q2 2011	Q1 2011	2010	2009	2008
Office
Square feet	1,101,520	803,627	760,821	1,450,468	4,765,440	3,545,251	2,472,619

Tenant improvements and lease commissions PSF	$52.36	$21.72	$21.87	$22.78	$35.77	$32.59	$30.17

Office/Technical
Square feet	83,400	42,679	—	58,770	149,617	115,848	26,388

Tenant improvements and lease commissions PSF	$34.63	$16.47	$—	$14.28	$2.14	$0.13	$—

Average tenant improvements and lease commissions PSF	$51.11	$21.45	$21.87	$22.45	$34.74	$31.56	$29.85

(1)	Includes approximately $928 of retail tenant improvements.
(2)	Includes approximately $917 of retail tenant improvements.
(3)	Includes approximately $1,091 of costs related to a façade project at Cambridge Center Marriott.
(4)	Includes approximately $723 of costs related to suites renovation at Cambridge Center Marriott.

Boston Properties, Inc.

Fourth Quarter 2011

ACQUISITIONS/DISPOSITIONS

as of December 31, 2011

ACQUISITIONS

For the period from January 1, 2011 through December 31, 2011

Property	Date Acquired	Square Feet	Initial Investment	Anticipated Future Investment	Total Investment	Percentage Leased

Bay Colony Corporate Center	Feb-11	985,334	$185,000,000	$30,000,000	$215,000,000	63%
2440 West El Camino Real	Nov-11	140,042	71,080,000	420,000	71,500,000	100%

Total Acquisitions		1,125,376	$256,080,000	$30,420,000	$286,500,000	67%

DISPOSITIONS

For the period from January 1, 2011 through December 31, 2011

Property	Date Disposed	Square Feet	Gross Sales Price	Book Gain

Two Grand Central Tower (60% interest)	Oct-11	650,278	$401,000,000	$46,166,000	(1)

Total Dispositions		650,278	$401,000,000	$46,166,000

(1)	On October 25, 2011, an unconsolidated joint venture in which the Company has a 60% interest completed the sale of Two Grand Central Tower located in New York City for approximately $401.0 million, including the assumption by the buyer of approximately $176.6 million of mortgage indebtedness. Net cash proceeds totaled approximately $210.0 million, of which the Company’s share was approximately $126.0 million, after the payment of transaction costs of approximately $14.4 million. Two Grand Central Tower is an approximately 650,000 net rentable square foot Class A office tower. The Company had previously recognized an impairment loss on its investment in the unconsolidated joint venture totaling approximately $74.3 million. As a result, the Company recognized a gain on sale of real estate totaling approximately $46.2 million, which is included within income from unconsolidated joint ventures in the Company’s consolidated statements of operations, but excluded from the Company’s calculation of FFO.

Boston Properties, Inc.

Fourth Quarter 2011

VALUE CREATION PIPELINE - CONSTRUCTION IN PROGRESS (1)

as of December 31, 2011

Construction Properties	Initial Occupancy	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (2)	Estimated Total Investment (2)	Total Construction Loan (2)		Amount Drawn at December 31, 2011 (2)	Estimated Future Equity Requirement (2)	Percentage Leased (3)	Percentage Placed in Service (4)

Office
510 Madison Avenue	Q2 2011	Q3 2013	New York, NY	1	347,000	$355,261,656	$375,000,000	$—		$—	$19,738,344	42%	45%
Annapolis Junction Lot 6 (50% ownership)	Q1 2012	Q3 2013	Annapolis, MD	1	120,000	9,215,453	14,000,000	9,500,000	(5)	4,142,419	—	0%	0%
12310 Sunrise Valley (6)	Q1 2012	Q1 2012	Reston, VA	1	267,531	53,779,751	67,000,000	—		—	13,220,249	100%	0%
500 North Capitol (30% ownership) (7)	Q4 2012	Q4 2013	Washington, DC	1	232,000	17,732,556	36,540,000	32,100,000	(7)	11,877,706	—	74%	0%
17 Cambridge Center	Q3 2013	Q3 2013	Cambridge, MA	1	190,329	23,976,418	86,300,000	—		—	62,323,582	100%	0%
250 West 55th Street (8)	Q2 2014	Q4 2015	New York, NY	1	989,000	532,606,428	1,050,000,000	—		—	517,393,572	19%	0%

Total Office Properties under Construction				6	2,145,860	$992,572,262	$1,628,840,000	$41,600,000		$16,020,125	$612,675,747	45%	16%

Residential
Reston Town Center Residential	Q4 2013	Q4 2015	Reston, VA	1	420,000	$25,040,661	$137,250,000	$—		$—	$112,209,339	0%	0%

Total Residential Properties under Construction				1	420,000	$25,040,661	$137,250,000	$—		$—	$112,209,339	0%	0%

Total Properties under Construction				7	2,565,860	$1,017,612,923	$1,766,090,000	$41,600,000		$16,020,125	$724,885,086	38%	16%

PROJECTS PLACED IN-SERVICE DURING 2011

	Initial In Service Date	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (2)	Estimated Total Investment (2)	Debt (2)		Drawn at December 31, 2011 (2)	Estimated Future Equity Requirement (2)	Percentage Leased (3)	Percentage Placed in Service (4)
Office
Atlantic Wharf Office	Q1 2011	Q1 2012	Boston, MA	1	797,873	$527,192,645	$552,900,000	$—	(9)	$—	$25,707,355	93%	100%
2200 Pennsylvania Avenue (10)	Q1 2011	Q4 2011	Washington, DC	1	458,831	181,278,817	210,000,000	—		—	28,721,183	94%	100%

Total Office Properties Placed in Service				2	1,256,704	$708,471,462	$762,900,000	$—		$—	$54,428,538	93%	100%

Residential
The Lofts at Atlantic Wharf (86 Units) (11)	Q3 2011	Q1 2012	Boston, MA	1	77,590	$43,071,428	$47,100,000	$—		$—	$4,028,572	91%	100%
Atlantic Wharf -Retail					8,994	—	—	—		—	—	61%	included above

Residences on The Avenue (335 units) (12)	Q2 2011	Q3 2012	Washington, DC	1	273,767	112,207,310	122,000,000	—		—	9,792,690	78%	100%

2221 I Street, NW - Retail					49,528	—	—	—		—	—	100%	included above

Total Residential Properties Placed in Service				2	409,879	$155,278,738	$169,100,000	$—		$—	$13,821,262	83%	100%

Total Projects placed in Service				4	1,666,583	$863,750,200	$932,000,000	$—		$—	$68,249,800	91%	100%

IN-SERVICE PROPERTIES HELD FOR RE-DEVELOPMENT

	Sub Market	# of Buildings	Existing Square Feet	Occupied %	Annualized Revenue Per Occupied SF (13)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)	Estimated Future SF (14)

Waltham Office Center	Route 128 Mass Turnpike MA	1	67,005	20.0%	$17.22	N	S	414,000
6601 Springfield Center Drive	Fairfax County VA	1	26,388	100.0%	10.92	N	S	386,000
North First Business Park	San Jose, CA	5	190,636	75.8%	14.84	N	S	683,000
601 Massachusetts Avenue (formerly 635 Massachusetts Avenue)	East End Washington DC	1	211,000	100.0%	28.31	N	CBD	450,000
12300 Sunrise Valley (15)	Fairfax County VA	1	255,244	100.0%	44.99	N	S	255,951

Total Properties held for Re-Development		9	750,273	86.7%	$30.93			2,188,951

(1)	A project is classified as Construction in Progress when construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed.
(2)	Represents the Company’s share. Includes net revenue during lease up period and acquisition expenses.
(3)	Represents percentage leased as of January 27, 2012.
(4)	Represents the portion of the project which no longer qualifies for capitalization of interest in accordance with GAAP.
(5)	On November 17, 2011, a joint venture in which the Company has a 50% interest obtained construction financing totaling $19 million.
(6)	The Company commenced redevelopment of 12310 Sunrise Drive on July 5, 2011 and expects to have it available for occupancy during the first quarter of 2012. Project cost includes the incremental costs related to redevelopment and excludes original investment in the asset.
(7)	Project cost includes original investment in the joint venture. On October 14, 2011, a joint venture in which the Company has a 30% interest obtained construction financing totaling $107 million.
(8)	Investment to Date excludes approximately $24.8 million of cost that were expensed in prior periods in connection with the suspension of development activities. Estimated Total Investment includes approximately $230 million of interest capitalization.
(9)	The Company terminated the construction loan as of November 16, 2011.
(10)	Project is subject to a ground lease expiring in 2068.
(11)	Project cost includes residential and retail components. Estimated Total Investment and Investment to Date are net of $13.4 million of net proceeds from the sale of Federal Historical Tax Credits.
(12)	Project cost includes residential and retail components and is subject to a ground lease expiring in 2068.
(13)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(14)	The incremental square footage increase in Estimated Future SF is included in Approximate Developable Square Feet of Value Creation Pipeline - Owned Land Parcels on page 49.
(15)	12300 Sunrise Valley Drive is 100% leased to the Defense Intelligence Agency (US Government). Redevelopment will commence in the first quarter of 2012 and is expected to be available for occupancy during the second quarter of 2013.

Boston Properties, Inc.

Fourth Quarter 2011

VALUE CREATION PIPELINE - OWNED LAND PARCELS

as of December 31, 2011

Location	Acreage	Approximate Developable Square Feet

San Jose, CA (1) (2)	44.0	2,409,364
Reston, VA (1)	36.3	1,253,886
Waltham, MA (1)	25.4	1,082,995
Gaithersburg, MD	27.0	850,000
Springfield, VA (1)	17.8	773,612
Dulles, VA	76.6	760,000
Rockville, MD	58.1	759,000
Boston, MA	1.0	450,000
Marlborough, MA	50.0	400,000
Annapolis, MD (50% ownership)	20.0	300,000
Washington, DC (1)	1.0	239,000
Andover, MA	10.0	110,000
New York, NY (50% ownership) (3)	0.2	TBD

	367.4	9,387,857

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

as of December 31, 2011

Location	Acreage	Approximate Developable Square Feet

Princeton, NJ (4)	143.1	1,780,000
Cambridge, MA (5)	—	250,000

	143.1	2,030,000

(1)	Excludes the existing square footage related to sites being held for future re-development included on page 48.
(2)	Includes an additional 460,000 of developable square footage at our 3200 Zanker Road project.
(3)	The venture owns five lots with air rights and developable square footage remains to be determined.
(4)	Option to purchase at a fixed price of $30.50 per square foot plus annual non-refundable option payments of $125,000.
(5)	Includes 50,000 square feet of development rights for office / lab space and the option to purchase 200,000 square feet of residential rights.

Boston Properties, Inc.

Fourth Quarter 2011

Definitions

This section contains an explanation of certain non-GAAP financial measures we provide in other sections of this document, as well as the reasons why management believes these measures provide useful information to investors about the Company’s financial condition or results of operations. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents filed with or furnished to the SEC from time to time.

Funds from Operations

Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), we calculate Funds from Operations, or “FFO,” by adjusting net income (loss) attributable to Boston Properties, Inc. (computed in accordance with GAAP, including non-recurring items) for gains (or losses) from sales of properties, impairment losses on depreciable real estate of consolidated real estate, impairment losses on investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures, real estate related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure. The use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Management generally considers FFO to be a useful measure for reviewing our comparative operating and financial performance because, by excluding gains and losses related to sales of previously depreciated operating real estate assets, impairment losses and real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies. Our computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently.

FFO should not be considered as an alternative to net income attributable to Boston Properties, Inc. (determined in accordance with GAAP) as an indication of our performance. FFO does not represent cash generated from operating activities determined in accordance with GAAP, and is not a measure of liquidity or an indicator of our ability to make cash distributions. We believe that to further understand our performance, FFO should be compared with our reported net income attributable to Boston Properties, Inc. and considered in addition to cash flows determined in accordance with GAAP, as presented in our consolidated financial statements.

Funds Available for Distribution (FAD)

In addition to FFO, we present Funds Available for Distribution (FAD) by (1) adding to FFO non-real estate depreciation, fair value interest adjustment, losses from early extinguishments of debt, ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment, non-cash stock-based compensation expense, and partners’ share of joint venture 2nd generation tenant improvement and leasing commissions, (2) eliminating the effects of straight-line rent and fair value lease revenue, (3) subtracting: recurring capital expenditures; hotel improvements, equipment upgrades and replacements; and second generation tenant improvement and leasing commissions (included in the period in which the lease commences); and (4) subtracting non-cash termination income. Although our FAD may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand our liquidity, FAD should be compared with our cash flows determined in accordance with GAAP, as presented in our consolidated financial statements. FAD does not represent cash generated from operating activities determined in accordance with GAAP, and FAD should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of our liquidity.

Total Consolidated Debt to Total Consolidated Market Capitalization Ratio

Total consolidated debt to total consolidated market capitalization ratio, defined as total consolidated debt as a percentage of the market value of our outstanding equity securities plus our total consolidated debt, is a measure of leverage commonly used by analysts in the REIT sector. Total consolidated market capitalization is the sum of (A) our total consolidated indebtedness outstanding plus (B) the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding Series Two Preferred Units of partnership interest in Boston Properties Limited Partnership and (4) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units. The calculation of total consolidated market capitalization does not include OPP Units because, unlike other LTIP Units, they are not earned until certain thresholds are achieved. We are presenting this ratio because our degree of leverage could affect our ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes. Investors should understand that our total consolidated debt to total consolidated market capitalization ratio is in part a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. However, for a company like ours, whose assets are primarily income-producing real estate, the total consolidated debt to total consolidated market capitalization ratio may provide investors with an alternate indication of leverage, so long as it is evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Total Combined Debt to Total Combined Market Capitalization Ratio

Total combined debt to total combined market capitalization ratio, defined as total combined debt (which equals our total consolidated debt plus our share of unconsolidated joint venture debt) as a percentage of the market value of our outstanding equity securities plus our total combined debt, is an alternative measure of leverage used by some analysts in the REIT sector. Total combined market capitalization is the sum of (A) our total combined debt plus (B) the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding Series Two Preferred Units of partnership interest in Boston Properties Limited Partnership and (4) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units. The calculation of total combined market capitalization does not include OPP Units because, unlike other LTIP Units, they are not earned until certain thresholds are achieved.

We present this ratio because, following our acquisitions of the General Motors Building, Two Grand Central Tower, 125 West 55th Street and 540 Madison Avenue through unconsolidated joint ventures in June and August 2008, our share of unconsolidated joint venture debt increased significantly compared to prior periods when the amount of assets held through unconsolidated joint ventures was significantly smaller. In light of the difference between our total consolidated debt and our total combined debt, we believe that also presenting our total combined debt to total combined market capitalization may provide investors with a more complete picture of our leverage. Investors should understand that our total combined debt to total combined market capitalization ratio is in part a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. The total combined debt to total combined market capitalization ratio should be evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Boston Properties, Inc.

Fourth Quarter 2011

Definitions

Consolidated Net Operating Income (NOI)

Consolidated NOI is a non-GAAP financial measure equal to net income attributable to Boston Properties, Inc., the most directly comparable GAAP financial measure, plus income attributable to noncontrolling interests, corporate general and administrative expense, acquisition costs, depreciation and amortization, losses (gains) from investments in securities, interest expense, and losses from early extinguishments of debt, less interest and other income, development and management services income and income from unconsolidated joint ventures. In some cases we also present Consolidated NOI on a cash basis, which is Consolidated NOI after eliminating the effects of straight-lining of rent and fair value lease revenue. We use Consolidated NOI internally as a performance measure and believe Consolidated NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Therefore, we believe Consolidated NOI is a useful measure for evaluating the operating performance of our real estate assets. Our management also uses Consolidated NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, we believe Consolidated NOI is useful to investors as a performance measure because, when compared across periods, Consolidated NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Consolidated NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. Consolidated NOI presented by us may not be comparable to Consolidated NOI reported by other REITs that define Consolidated NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Consolidated NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Consolidated NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Combined Net Operating Income (NOI)

Combined NOI is a non-GAAP financial measure equal to Consolidated NOI plus our share of net operating income from unconsolidated joint ventures. In some cases we also present Combined NOI on a cash basis, which is Combined NOI after eliminating the effects of straight-lining of rent and fair value lease revenue. In addition to Consolidated NOI, we use Combined NOI internally as a performance measure and believe Combined NOI provides useful information to investors regarding our financial condition and results of operations because it includes the impact of our unconsolidated joint ventures, which have become significant. Therefore, we believe Combined NOI is a useful measure for evaluating the operating performance of all of our real estate assets, including those held by our unconsolidated joint ventures. Our management also uses Combined NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, like Consolidated NOI, we believe Combined NOI is useful to investors as a performance measure because, when compared across periods, Combined NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Combined NOI presented by us may not be comparable to Combined NOI reported by other REITs that define Combined NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Combined NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Combined NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Portfolio Net Operating Income (NOI)

Portfolio NOI is a non-GAAP financial measure equal to Combined NOI less our share of net operating income from the Value-Added Fund in recognition of the fact that we do not include non-core office properties held by the fund in the Company’s portfolio information tables or other portfolio level statistics because they have deficiencies in property characteristics which provide opportunity to create value. In some cases we also present Portfolio NOI on a cash basis, which is Portfolio NOI after eliminating the effects of straight-lining of rent and fair value lease revenue. In addition to Consolidated NOI and Combined NOI, we use Portfolio NOI internally as a performance measure and believe Portfolio NOI provides useful information to investors regarding our financial condition and results of operations because it includes the impact of our unconsolidated joint ventures, which have become significant, but excludes the impact of the Value-Added Fund. Therefore, we believe Portfolio NOI is a useful measure for evaluating the operating performance of our active portfolio, including both consolidated assets and those held by our unconsolidated joint ventures. Our management also uses Portfolio NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, like Consolidated NOI and Combined NOI, we believe Portfolio NOI is useful to investors as a performance measure because, when compared across periods, Portfolio NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Portfolio NOI presented by us may not be comparable to Portfolio NOI reported by other REITs that define Portfolio NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Portfolio NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Portfolio NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

In-Service Properties

We treat a property as being “in-service” upon the earlier of (i) lease-up and completion of tenant improvements or (ii) one year after cessation of major construction activity under GAAP. The determination as to when a property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics we specify a single date for treating a property as “in-service” which is generally later than the date the property is placed in-service for GAAP. Under GAAP a property may be placed in service in stages as construction is completed and the property is held available for occupancy. In accordance with GAAP, when a portion of a property has been substantially completed and occupied or held available for occupancy, we cease capitalization on that portion, though we may not treat the property as being “in-service,” and continue to capitalize only those costs associated with the portion still under construction. In-service properties include properties held by our unconsolidated joint ventures (other than the Value-Added Fund). In-service properties exclude hotel and residential properties.

Same Properties

In our analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by us throughout each period presented. We refer to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by us through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired, repositioned, or in development or redevelopment after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” Pages 20-22 indicate by footnote the “In-Service Properties” which are not included in “Same Properties.” “Same Properties NOI” includes our share of net operating income from unconsolidated joint ventures (other than the Value-Added Fund).

Annualized Revenue

Rental obligations at the end of the reporting period, including contractual base rents and reimbursements from tenants under existing leases, multiplied by twelve. These annualized amounts exclude rent abatements.

Future Annualized Revenue

Rental obligations including contractual base rents at lease expiration and reimbursements from tenants at the end of the current reporting period, multiplied by twelve. These annualized amounts exclude rent abatements.

Boston Properties, Inc.

Fourth Quarter 2011

Definitions

Average Rental Rates

Average Rental Rates are calculated by the Company as rental revenue in accordance with GAAP, divided by the weighted average number of occupied units.

Economic Occupancy

Economic Occupancy is defined as total possible revenue less vacancy loss as a percentage of total possible revenue. Total possible revenue is determined by valuing occupied units at contract rates and vacant units at Market Rents. Vacancy loss is determined by valuing vacant units at current Market Rents. By measuring vacant units at their Market Rents, Economic Occupancy takes into account the fact that units of different sizes and locations within a residential property have different economic impacts on a residential property’s total possible gross revenue.

Market Rents

Market Rents used by the Company in calculating Economic Occupancy are based on the current market rates set by the managers of the Company’s residential properties based on their experience in renting their residential property’s units and publicly available market data. Trends in market rents for a region as reported by others could vary. Market Rents for a period are based on the average Market Rents during that period and do not reflect any impact for cash concessions.

Physical Occupancy

Physical occupancy is defined as the number of occupied units divided by the total number of units, expressed as a percentage.